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INTUIT INC.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 23, 2002

Dear Stockholders:

The Intuit Inc. Annual Meeting of Stockholders will be held at our offices at 2550 Garcia Avenue, Mountain View, California 94043, at 8:30 a.m. P.S.T. on Thursday, December 12, 2002. Only stockholders of record at the close of business on October 14, 2002 will be entitled to vote. At the Meeting we’ll ask stockholders to act on the following matters:

1.	Elect eight directors to serve until the next Annual Meeting of Stockholders. We intend to nominate the following incumbent directors for reelection:

Stephen M. Bennett Christopher W. Brody William V. Campbell Scott D. Cook	L. John Doerr Donna L. Dubinsky Michael R. Hallman Stratton D. Sclavos

2.	Approve the amendment of the Intuit Inc. 2002 Equity Incentive Plan to increase the number of shares of Common Stock available under the plan by 4,850,000 shares (from 9,900,000 shares to 14,750,000 shares).

3.	Approve the amendment of the Intuit Inc. 1996 Employee Stock Purchase Plan to (1) increase the number of shares of Common Stock available under the plan by 1,100,000 shares (from 3,800,000 shares to 4,900,000 shares), and (2) increase the frequency of new offering periods, and the share purchases in those periods, from two times to four per year.

4.	Approve the amendment of the Intuit Inc. 1996 Directors Stock Option Plan to (1) increase the number of shares of Common Stock available under the plan by 150,000 shares (from 900,000 shares to 1,050,000 shares), (2) add 5,000-share option grants for eligible members of our Nominating Committee, and (3) reduce the annual option grant for eligible Board members from 22,500 shares to 15,000 shares.

5.	Approve the adoption of the Intuit Inc. Senior Executive Incentive Plan.

6.	Ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal 2003.

7.	Transact any other business that is properly presented at the Meeting or any adjournment or postponement of the Meeting.

     We’ve described each of these matters in more detail in the enclosed Proxy Statement that accompanies this Notice. We’ve also enclosed a copy of our Annual Report for our fiscal year ended July 31, 2002. Please use this opportunity to take part in Intuit’s affairs by voting your shares.

Sincerely,

Virginia R. Coles
Acting Corporate Secretary

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD OR VOTE YOUR SHARES ELECTRONICALLY IF THAT OPTION IS AVAILABLE TO YOU.

TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- AMENDMENT OF THE 2002 EQUITY INCENTIVE PLAN TO ADD 4,850,000 AUTHORIZED SHARES
PROPOSAL 3 -- AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO ADD 1,100,000 AUTHORIZED SHARES AND TO INCREASE THE FREQUENCY OF OFFERING PERIODS
PROPOSAL 4 -- AMENDMENT OF THE 1996 DIRECTORS STOCK OPTION PLAN TO ADD 150,000 AUTHORIZED SHARES, ADD OPTION GRANTS FOR NOMINATING COMMITTEE MEMBERS, AND REDUCE ANNUAL GRANTS FOR ELIGIBLE BOARD MEMBERS
DIRECTORS PLAN BENEFITS
PROPOSAL 5 -- ADOPTION OF THE INTUIT INC. SENIOR EXECUTIVE INCENTIVE PLAN
PROPOSAL 6 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
COMPANY STOCK PRICE PERFORMANCE
RELATED PARTY TRANSACTIONS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
APPENDIX 1
APPENDIX 2
APPENDIX 3
P.O. Box 7850
Mountain View, CA 94039-7850

PROXY STATEMENT

October 23, 2002

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

Intuit’s Board of Directors is asking for your proxy for use at the Intuit Inc. Annual Meeting of Stockholders and at any adjournment or postponement of the Meeting. We’re holding the Meeting on Thursday, December 12, 2002 at 8:30 a.m. P.S.T. at our offices at 2550 Garcia Avenue, Mountain View, California 94043. We are initially mailing this proxy statement and proxy to Intuit stockholders around October 23, 2002.

Record Date, Outstanding Shares and Quorum

Only holders of record of Intuit Common Stock at the close of business on October 14, 2002 (called the “Record Date”) will be entitled to vote at the Meeting. On the Record Date, we had approximately 205,579,425 shares of Common Stock outstanding and entitled to vote, with approximately 1,200 stockholders of record and approximately 114,000 beneficial owners. We need a quorum to take action at the Meeting. We’ll have a quorum at the Meeting if a majority of the shares outstanding on the Record Date are present at the Meeting, either in person or by proxy. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of Intuit Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

If by the date of the Meeting we don’t receive sufficient votes to constitute a quorum or approve one or more of the proposals, the Chair of the Meeting, or the persons named as proxies, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies would generally exercise their authority to vote in favor of adjournment.

Voting Rights and Voting of Proxies

Holders of our Common Stock are entitled to one vote for each share they held on the Record Date. Cumulative voting for directors is not permitted. Directors will be elected by a plurality of the votes cast by the shares of Common Stock present (either in person or by proxy) at the Meeting. This means that the eight nominees with the most votes will be elected. Proposals 2, 3, 4, 5 and 6 must be approved by a majority of the shares of Common Stock voting for or against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposals. The Inspector of Elections appointed for the Meeting will tabulate all votes. The Inspector will separately tabulate yes and no votes, abstentions and broker non-votes for each proposal.

Intuit’s executive officers, including directors who are also executive officers, have an interest in approval of Proposal 2 because they, along with all other individuals eligible to participate in the 2002 Equity Incentive Plan, are eligible to receive option grants and other awards under that plan. Intuit’s executive officers have an interest in approval of Proposal 3 because they, along with all other individuals eligible to participate in the 1996 Employee Stock Purchase Plan, will be able to purchase the additional shares of Intuit stock available for purchase under the favorable terms provided by that plan. Intuit’s non-employee directors (and any associates to whom they may assign the economic benefit of their options) have an interest in approval of Proposal 4 because non-employee directors will be able to receive grants of options from the additional shares available for grant under the 1996 Directors Stock Option Plan. Intuit’s executive officers have an interest in approval of Proposal 5 because they may be eligible to participate in the Intuit Inc. Senior Executive Incentive Plan if Intuit stockholders approve that plan at the Meeting.

Solicitation and Voting of Proxies

Intuit’s Board of Directors is soliciting the proxy included with this proxy statement for use at the Meeting. You can submit your proxy by mailing it in the envelope provided. You may also provide voting instructions for your shares by telephone or via the Internet. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. If your proxy is properly completed and submitted, and you do not revoke it before the Meeting, your shares will be voted at the Meeting according to the instructions indicated on your proxy. If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal 1, and in favor of Proposals 2, 3, 4, 5 and 6. As far as we know, no other matters will be presented at the Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

Intuit will pay all expenses of soliciting proxies to be voted at the Meeting. After the proxies are initially distributed, Intuit and/or its agents may also solicit proxies by mail, telephone or in person. We have hired a proxy solicitation firm, Innisfree M&A Incorporated, to assist us in soliciting proxies. We’ll pay Innisfree a fee of $8,000 plus their expenses (which we estimate will be approximately $8,000). After the proxies are initially distributed, we’ll ask brokers, custodians, nominees and other record holders to forward copies of the proxy statement, proxy card and other materials to people for whom they hold shares of Common Stock, and to request that the beneficial holders give them authority to complete and sign the proxies. We’ll reimburse record holders for reasonable expenses they incur in forwarding proxy materials to beneficial holders.

Revocation of Proxies

If you submit the enclosed proxy, you may revoke it at any time before voting takes place at the Meeting. There are three ways you can revoke your proxy: (1) deliver to the Secretary of Intuit a written notice, dated later than the proxy you want to revoke, stating that the proxy is revoked; (2) deliver to the Secretary of Intuit a signed proxy with a later date than the proxy you want to revoke; or (3) attend the Meeting and vote in person. Communications to Intuit’s Secretary should be addressed to Virginia R. Coles, Acting Corporate Secretary, at Intuit Inc., P.O. Box 7850, Mail Stop 2700, Mountain View, California, 94039-7850. Please note that if a broker, bank or other nominee is the record holder of your shares and you wish to vote at the Meeting, you must bring to the Meeting a letter from the record holder confirming your beneficial ownership of the shares.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has eight members who stockholders elect to serve one-year terms. We’re not aware that any nominee is unable or unwilling to serve. However, if any nominee is unable or for good cause unwilling to serve, the proxy holders may decide to vote the shares for any substitute nominee.

Directors/ Nominees

The following table shows Intuit’s current directors who are nominees for election. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a qualified successor is elected, unless the nominee resigns or is removed from the Board before then.

			Director
Name of Director	Age	Principal Occupation	Since

Stephen M. Bennett	48	President and Chief Executive Officer, Intuit	2000
Christopher W. Brody (1)(2)(3)	57	Chairman, Vantage Partners LLC	1993
William V. Campbell (4)	62	Chairman of the Board, Intuit	1994
Scott D. Cook (4)	50	Chairman of the Executive Committee, Intuit	1984
L. John Doerr	51	General Partner, Kleiner Perkins Caufield & Byers	1990
Donna L. Dubinsky (1)	47	President and Chief Executive Officer, Handspring, Inc.	1999
Michael R. Hallman (1)(2)(3)	57	President, The Hallman Group	1993
Stratton D. Sclavos	41	President and Chief Executive Officer, VeriSign, Inc.	2001

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating Committee

(4)	Member of the Executive Committee

The Board of Directors recommends a vote FOR the election

of each of the nominated directors.

Mr. Bennett has been President and Chief Executive Officer and a member of the Board of Directors since January 2000. Prior to joining Intuit, Mr. Bennett was an Executive Vice President and a member of the board of directors of GE Capital, the financial services subsidiary of General Electric Corporation, from December 1999 to January 2000. From July 1999 to November 1999 he was President and Chief Executive Officer of GE Capital e-Business. He was President and Chief Executive Officer of GE Capital Vendor Financial Services from April 1996 through June 1999. He holds a Bachelor of Arts degree in Finance and Real Estate from the University of Wisconsin.

Mr. Brody has been a director of Intuit since December 1993. Mr. Brody has been Chairman of Vantage Partners LLC, a private investment firm, since January 1999. From 1971 through 1998, Mr. Brody was a partner of Warburg, Pincus & Co., a venture capital and private equity investment firm. Mr. Brody also serves as a director of Moore Medical Corp. (a medical supplies and products company) and several privately held companies. Mr. Brody holds a Bachelor of Arts degree in English Literature from Harvard College and a Masters in Business Administration from Harvard Business School.

Mr. Campbell has been a director of Intuit since May 1994. He has served as Chairman of the Board since August 1998 and was Acting Chief Executive Officer from September 1999 until January 2000. He also served as Intuit’s President and Chief Executive Officer from April 1994 through July 1998. Mr. Campbell also serves on the board of directors of SanDisk Corporation (a computer storage devices company), Apple Computer, Inc. and Loudcloud, Inc. (a provider of internet infrastructure services). Mr. Campbell holds both a Bachelor of Arts degree in Economics and a Masters degree from Columbia University.

Mr. Cook, a founder of Intuit, has been a director of Intuit since March 1984 and is currently Chairman of the Executive Committee of the Board. He served as Intuit’s Chairman of the Board from February 1993 through July 1998. From April 1984 to April 1994, he also served as President and Chief Executive Officer of Intuit.

Mr. Cook also serves on the board of directors of Amazon.com, Inc., eBay Inc. and The Procter & Gamble Company and is on the board of visitors of the Harvard Business School Foundation. Mr. Cook holds a Bachelor of Arts degree in Economics and Mathematics from the University of Southern California and a Masters in Business Administration from Harvard Business School.

Mr. Doerr has been a director of Intuit since August 1990. He has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. He is also a director of Amazon.com, Inc., drugstore.com, inc., Handspring, Inc. (a maker of handheld personal computers), WebMD Corporation (an online healthcare network), Homestore.com, Inc. (a web-based home-related information company), Sun Microsystems, Inc. (a computer and software company) and several privately held companies. Mr. Doerr holds Bachelor of Science and Master of Science degrees in Electrical Engineering and Computer Science from Rice University and a Masters in Business Administration from Harvard Business School.

Ms. Dubinsky has been a director of Intuit since February 1999. She has been President, Chief Executive Officer and a director of Handspring, Inc. since July 1998 when she co-founded the company. From June 1992 to July 1998, Ms. Dubinsky was President and Chief Executive Officer of Palm Computing, Inc. Ms. Dubinsky holds a Bachelor of Arts degree in History from Yale University and a Masters in Business Administration from Harvard Business School.

Mr. Hallman has been a director of Intuit since December 1993. Mr. Hallman has been President of The Hallman Group, a management consulting firm, since October 1992. Mr. Hallman was President and Chief Operating Officer of Microsoft Corporation from March 1990 through April 1992. Mr. Hallman is also a director of InFocus Corporation (a maker of computer-operated projection products), Network Appliance, Inc. (a maker of network data storage products), Watchguard Technologies, Inc. (an internet security solutions company), Digital Insight Corporation (an application service provider for financial institutions) and a privately held company. Mr. Hallman holds both a Bachelors and a Masters degree in Business Administration from the University of Michigan.

Mr. Sclavos has been a director of Intuit since August 2001. He has been President, Chief Executive Officer and a director of VeriSign, Inc. since July 1995. Mr. Sclavos is also a director of Juniper Networks, Inc. (an internet infrastructure systems provider), Keynote Systems, Inc. (an internet performance services provider), Marimba, Inc. (an e-business systems management solutions provider) and a privately held company. Mr. Sclavos holds a Bachelor of Science degree in Electrical and Computer Engineering from the University of California, Davis.

General Corporate Governance Matters

Good corporate governance has always been a priority for Intuit. We believe our governance practices compare favorably with those of our peer companies in the S&P 500 and in the software industry.

Board Governance

The key practices and procedures of our Board of Directors are outlined in our Corporate Governance Principles. We’ve included these Principles as Appendix 1 to this proxy statement. Our entire Board of Directors has historically handled corporate governance matters. However, during fiscal 2003, we intend to expand the scope of our Nominating Committee to include governance matters.

A majority of our Board members are independent directors as defined under current listing standards of The Nasdaq Stock Market. After each quarterly meeting of the full Board, the independent directors meet in a private session, without management present. Our Board and its committees have the authority to conduct investigations and to retain outside advisors of their choosing, at Intuit’s expense. As part of its oversight responsibilities, the Board periodically reviews succession planning for our Chief Executive Officer. During fiscal 2002 Intuit’s Board of Directors met six times. Each director attended at least 75% of the aggregate of these Board meetings and of the meetings of the committees on which he or she served.

Board Committee Governance

Our Board of Directors currently has four committees — an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

The Audit Committee, consisting solely of independent directors as defined under current listing standards of The Nasdaq Stock Market, assists the Board in fulfilling its oversight responsibilities relating to Intuit’s financial accounting, reporting, and controls. Mr. Brody, Ms. Dubinsky and Mr. Hallman are the current members of the Audit Committee and served on the Committee throughout fiscal 2002. The Audit Committee meets at least eight times each year. It discusses general financial and accounting-related matters at its regular quarterly meetings that coincide with full Board meetings, and it discusses our quarterly financial performance and associated earnings announcements at regular quarterly operating results meetings. The Audit Committee met nine times during fiscal 2002. The Audit Committee meets at least quarterly with Intuit’s Internal Audit Department, and our Vice President of Internal Audit reports to the Audit Committee on all substantive issues as required under the Internal Audit Charter. In addition, the Audit Committee has adopted policies that limit our ability to retain our independent auditors to perform non-audit services, and that limit our ability to hire former employees of our independent auditors. For more information about our Audit Committee, see the “Audit Committee Report” at page 28 and the Audit Committee Charter attached as Appendix 2.

The Compensation Committee currently consists solely of independent directors as defined under current listing standards of The Nasdaq Stock Market, who also qualify as “outside directors” as defined in Section 162(m) of the Internal Revenue Code and “non-employee directors” as defined under the Securities Exchange Act. The Compensation Committee determines compensation for all of Intuit’s executive officers. In addition to addressing executive compensation, the Compensation Committee provides guidance to management on general compensation and organizational development issues and also administers our stock compensation plans. Mr. Brody and Mr. Hallman are the current members of the Compensation Committee and served on the Committee throughout fiscal 2002. From August 1998 to July 2002, Mr. Campbell served as a non-voting advisory member of the Compensation Committee. The Compensation Committee holds regular quarterly meetings that coincide with full Board meetings. It also has frequent informal meetings and discussions with management throughout the year. The Compensation Committee met formally six times during fiscal 2002. For more information, see the “Compensation Committee Report” at page 25.

The Nominating Committee identifies and evaluates potential new Board members and provides information about potential nominees for the full Board to consider. The Nominating Committee is not presently considering nominee recommendations from stockholders. Mr. Brody and Mr. Hallman are the current members of the Nominating Committee. The Nominating Committee did not meet during fiscal 2002. As noted above in “Board Governance,” during fiscal 2003 we intend to expand the scope of the Nominating Committee to include governance matters.

The Executive Committee serves as an administrative committee of the Board that is available to facilitate the approval of certain corporate actions that do not require consideration by the full Board. Mr. Campbell and Mr. Cook are currently the members of the Executive Committee. The Executive Committee did not meet during fiscal 2002.

Compensation of Directors

We currently do not pay cash to directors for their services on the Board or any committee (other than reimbursement for expenses). However, non-employee directors participate in the 1996 Directors Stock Option Plan. We currently expect to add a modest cash component to Board compensation. In anticipation of this change in Board compensation, we’re asking stockholders to approve an amendment to the Directors Plan to reduce the annual grant that eligible directors receive from 22,500 shares to 15,000 shares. See page 12 for plan details and more information about the proposed amendment of this plan.

During fiscal 2002 under this plan, Mr. Brody, Mr. Doerr, and Mr. Hallman each received annual option grants for 22,500 shares at an exercise price of $40.48 per share, Ms. Dubinsky received an annual option grant for 22,500 shares at an exercise price of $39.50 per share, and Mr. Sclavos received an initial option grant for 45,000 shares at an exercise price of $34.27 per share when the joined the Board. Also during fiscal 2002 under this plan, Mr. Brody and Mr. Hallman each received two 5,000-share grants for their service on the Audit and Compensation Committees, and Ms. Dubinsky received one 5,000-share grant for her service on the Audit Committee. All committee grants had an exercise price of $38.88 per share. To date during fiscal 2003 under this plan, Mr. Sclavos received an annual option grant for 22,500 shares with an exercise price of $41.04 per share.

Compensation Committee Interlocks and Insider Participation

Mr. Brody and Mr. Hallman — each an independent director under applicable Nasdaq rules — served as the voting members of the Compensation Committee during fiscal 2002. From August 1998 to July 2002, Bill Campbell, Chairman of the Board and the former President and Chief Executive Officer of Intuit, served as a non-voting advisory member of the Committee. No executive officer of the Company served during fiscal 2002, or currently serves, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on Intuit’s Board or Intuit’s Compensation Committee.

PROPOSAL 2 — AMENDMENT OF THE 2002 EQUITY INCENTIVE PLAN

TO ADD 4,850,000 AUTHORIZED SHARES

We’re asking stockholders to approve amendment of the Intuit Inc. 2002 Equity Incentive Plan to increase the number of shares of Common Stock that are authorized and reserved for issuance under the 2002 Plan by 4,850,000 shares (from 9,900,000 shares to 14,750,000 shares).

Stock-based, or equity incentive, compensation is an important component of our total compensation program because it is a very effective way to encourage and reward employee performance. Our ability to attract and retain qualified, high-performing employees is vital to our success and growth as a company. Intuit’s equity compensation program is designed to help attract and retain top-performing employees, many of whom view equity incentives as a key component of their compensation.

Over the last couple of years, we’ve continually revised our stock option program to use this resource more effectively while ensuring market competitiveness overall. During fiscal 2002, Intuit granted significantly fewer stock options both in absolute shares and as a percentage of shares outstanding than in fiscal 2001. We’re continuing to carefully manage this increasingly limited resource for both grants to new hires and retention grants for current employees. Our option program is a broad-based program for Intuit employees at all levels. Consistent with competitive practices in our industry, all new hires in North America receive an option grant upon joining us. We now tie retention grants more tightly to performance and limit them to individuals who we believe will deliver sustained value to Intuit in the future.

We’ve described below more details about the 2002 Plan, as proposed to be amended.

The Board of Directors recommends a vote FOR approval of the proposed amendment of the 2002 Equity Incentive Plan

2002 Plan Background

The 2002 Plan allows us to grant options and other stock-based compensation to individuals who provide services to Intuit and its subsidiaries. The Compensation Committee of the Board of Directors administers the 2002 Plan and is responsible for interpreting its provisions. The Board adopted the 2002 Plan on October 24, 2001, and it became effective on January 18, 2002 upon stockholder approval. The 2002 Plan has a ten-year term. In October 2002, the Board of Directors approved amendment of the 2002 Plan, subject to stockholder approval, to increase the number of shares of Intuit’s Common Stock authorized for issuance under the 2002 Plan by 4,850,000 (from 9,900,000 shares to 14,750,000 shares). We are asking stockholders to approve the share increase in this Proposal 2.

The 2002 Plan currently reserves 9,900,000 shares of Common Stock for issuance upon exercise of stock options or upon the award of restricted stock or stock bonuses. If any option terminates without being exercised, then the unexercised options return to the 2002 Plan and become available for future grants.

Intuit typically has not granted awards with a purchase price or exercise price below the fair market value on the date of grant (known as “below-market awards”) under its equity compensation plans. The 2002 Plan limits the number of below-market stock option, restricted stock and stock bonus awards that we may grant in a year to no more than an aggregate of 500,000 shares. The 2002 Plan also prohibits Intuit from repricing options without first obtaining stockholder approval.

Eligibility

Employees, officers, directors, independent contractors, consultants and advisors of Intuit and its majority-owned subsidiaries are eligible to receive awards under the 2002 Plan. We call individuals who are granted awards “participants.” The Compensation Committee determines which eligible individuals receive awards and the terms and conditions of the awards. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant stock options to non-officer employees or consultants, in accordance with Intuit’s option award guidelines and subject to certain aggregate limits on the number of shares granted. Approximately 6,500 individuals are eligible to receive awards under the 2002 Plan.

From the adoption of the 2002 Plan through September 30, 2002, we granted 3,502,931 options under the plan. During this period, we granted options to Named Officers (see page 19 for a definition of this term) as follows: Mr. Bennett received 450,000 options, Ms. Norrington received 100,000 options, and Mr. Stern received 75,000 options. During the same time period, we granted options to purchase 1,220,000 shares to Intuit’s current executive officers as a group (16 people) and 2,282,931 options to all employees other than the current executive officers. As of September 30, 2002, there were 6,587,137 shares available for grant under the 2002 Plan, not including the 4,850,000 shares for which we are seeking stockholder approval. The closing price of Intuit’s Common Stock on The Nasdaq Stock Market on October 14, 2002 was $48.19 per share.

Types of Awards

We may grant three types of awards under the 2002 Plan — stock options (both incentive and nonqualified), restricted stock awards and stock bonuses. The 2002 Plan restricts the aggregate number of below-market awards (awards where the purchase or exercise price is below the current fair market value of the shares) to no more than 500,000 shares per year.

Stock Options. We may grant both incentive and nonqualified stock options under the 2002 Plan. We may grant nonqualified stock options (called “NQSOs”) to any individual eligible to participate in the 2002 Plan. We may grant incentive stock options (called “ISOs”) only to employees of Intuit or its majority-owned subsidiaries. Intuit almost exclusively grants NQSOs with exercise prices that are no less than the fair market value of Intuit’s Common Stock at the time of grant. The participant pays Intuit the exercise price when she or he exercises the option. The 2002 Plan permits several payment methods in addition to cash. It also allows a participant to sell some or all of the stock purchased and pay the exercise price with the proceeds of the sale (known as a “same-day sale” transaction).

The options Intuit has granted become exercisable as they vest. Intuit’s current grant procedures provide for options to vest over three years, with one-third of the shares vesting on the first anniversary of the date of hire or date of grant, and the remainder vesting in equal monthly installments over two additional years. If an employee who has been actively employed at Intuit for one year or more dies or becomes totally disabled, his or her option will become fully vested.

Restricted Stock Awards. Restricted stock awards allow participants to purchase shares of stock from Intuit. Intuit may impose vesting restrictions on the shares purchased that lapse over time or as certain performance goals are met.

Stock Bonus Awards. Stock bonus awards allow participants to receive shares either as compensation for services to Intuit or if certain performance goals are met. Intuit can pay stock bonus awards in shares or cash.

Deductibility of Awards Under Section 162(m)

The 2002 Plan contains two provisions that enable it to meet the performance-based exception to the $1,000,000 deductibility limits on compensation under Section 162(m) of the Internal Revenue Code. First, no more than 3,000,0000 shares may be made subject to awards granted to an individual in the calendar year of his or her hire. Second, no more than 2,000,000 shares may be made subject to awards granted to any individual in any other calendar year. In addition, the Compensation Committee members who may make awards to officer employees are all “outside directors” within the meaning of Section 162(m).

Effect of Merger or Other Corporate Transaction

If Intuit were acquired and the acquiring corporation did not assume or replace the awards granted under the 2002 Plan, all outstanding awards would become fully vested and would terminate at the time the acquisition closed. If the acquiring corporation assumed options and then terminated the employment of an optionholder within one year following the acquisition, one year’s worth of vesting of that terminated employee’s 2002 Plan options would accelerate. If Intuit were to liquidate or dissolve, all outstanding options would become fully vested and would then terminate at the time of the dissolution or liquidation.

Amending the 2002 Plan

The Board may terminate or amend the 2002 Plan. In certain circumstances the Compensation Committee may amend the 2002 Plan. However, neither the Board nor the Compensation Committee may amend the 2002 Plan in a manner requiring stockholder approval under the Internal Revenue Code or the Securities Exchange Act without first obtaining stockholder approval. Outstanding awards cannot be amended to the detriment of a participant without the participant’s consent.

U.S. Federal Income Tax Information

The following is a general summary of some of the current federal income tax consequences of the 2002 Plan to participants and to Intuit. Tax laws often change, and actual tax consequences depend on a participant’s individual circumstances, as well as state and local tax laws. We encourage all participants to seek tax advice regarding their participation in the 2002 Plan.

Tax Treatment of Participants

NQSOs. Generally, a participant will not have taxable income when we grant him or her an NQSO. When a participant exercises a vested NQSO, the difference between the exercise price and the fair market value of our stock on the date of exercise (called the “spread”) is taxable as ordinary income. Intuit withholds tax on this income when a participant who is a current or former employee exercises an NQSO. When the participant sells the shares, any additional gain or loss will be a capital gain or loss.

ISOs. As with NQSOs, an employee will generally not have taxable income when she or he receives an ISO. An employee will not have taxable income upon exercise of a vested ISO; however, the spread on exercise is alternative minimum taxable income to the participant in the year of exercise, unless she or he disposes of the shares in the same tax year. If the participant holds the shares for the ISO holding period, which is two years from the date of grant and one year from the date of exercise, the difference between the amount the participant paid for the shares on exercise and the sale price is capital gain or loss. If the participant disposes of the shares before the ISO holding period, the spread on exercise becomes taxable as ordinary income, and the difference between the fair market value on the date of exercise and the price at which the participant sells the stock is capital gain or loss.

Restricted Stock and Stock Bonuses. A participant will generally be taxed on restricted stock and stock bonus awards when they receive stock or cash, unless there are restrictions on the shares that enable the participant to defer the tax.

Tax Treatment of Intuit. When a participant recognizes ordinary income on exercise of an NQSO or on receipt of restricted stock or a stock bonus, Intuit will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant. Intuit will also be entitled to a deduction if the participant recognizes ordinary income by selling shares acquired on exercise of an ISO before the ISO holding period is met.

PROPOSAL 3 — AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE

PLAN TO ADD 1,100,000 AUTHORIZED SHARES AND TO
INCREASE THE FREQUENCY OF OFFERING PERIODS

We’re asking stockholders to approve the amendment of the Intuit Inc. 1996 Employee Stock Purchase Plan to:

•	Increase the number of shares of Common Stock that are authorized and reserved for issuance under the Purchase Plan by 1,100,000 shares (from 3,800,000 shares to 4,900,000 shares), and

•	Increase the frequency of new offering periods under the Purchase Plan, and share purchases in those periods, from two periods to four per year.

We adopted the Purchase Plan so we could offer employees of Intuit and eligible subsidiaries a convenient way to purchase shares of Intuit stock at a discounted price through payroll deductions and to provide an incentive for continued employment. The Purchase Plan is an important part of Intuit’s compensation program. Competitive compensation and benefit programs are a critical component of our efforts to attract and retain qualified employees. We’re increasing the number of shares authorized and reserved for issuance under the Purchase Plan to enable us to continue providing this benefit to new and current employees. In particular, the additional shares will be necessary to enable us to accommodate increased participation in the Purchase Plan due to the increase in the number of eligible participants as a result of our acquisitions.

We’re increasing the frequency of offering periods under the Purchase Plan to give our employees — particularly our new employees gained through acquisitions — an opportunity to participate earlier in the Purchase Plan. This added flexibility to the Purchase Plan will help Intuit better integrate acquired employees into its compensation and benefit programs.

The Purchase Plan, as proposed to be amended, is described below.

The Board of Directors recommends a vote FOR approval of the proposed amendment of the 1996 Employee Stock Purchase Plan

Purchase Plan Background

The Purchase Plan was adopted on October 7, 1996 and has a ten-year term. The Compensation Committee of the Board of Directors administers the Purchase Plan and is responsible for interpreting its provisions. The Purchase Plan has been amended seven times to increase the number of shares available for issuance. The Board has amended the Purchase Plan several times, including a July 2001 amendment designed to encourage greater participation by our seasonal and part-time employees. In October 2002, the Board of Directors approved the amendment of the Purchase Plan, subject to stockholder approval, to increase the number of shares of Intuit’s Common Stock authorized for issuance under the Purchase Plan by 1,100,000 (from 3,800,000 shares to 4,900,000 shares) and to increase the frequency of offering periods under the Purchase Plan from two to four per year and shorten the length of the purchase periods in the offering periods from six to three months. We’re asking stockholders to approve the share increase and the offering and purchase period changes in this Proposal 3.

From the adoption of the Purchase Plan through September 30, 2002, participants purchased a total of 2,538,521 shares. During this period, three Named Officers (see page 19 for a definition of this term) purchased shares: Mr. Bennett purchased 1,197 shares, Mr. Santora purchased 1,908 shares and Mr. Stern purchased 2,152 shares. During the same time period, Intuit’s current executive officers as a group (16 people), purchased a total of 20,621 shares, and all employees other than the current executive officers purchased a total of 2,517,900 shares. As of September 30, 2002, there were 1,261,479 shares available for future awards, not including the 1,100,000 shares for which we are seeking stockholder approval. The closing price of Intuit’s Common Stock on The Nasdaq Stock Market on October 14, 2002 was $48.19 per share.

Eligibility

Employees of Intuit and certain subsidiaries (other than stockholders who own 5% or more of our Common Stock) are eligible to participate in the Purchase Plan if they begin working before December 1st for the offering period that begins on December 16th and June 1st for the offering period that begins on June 16th. As of September 30, 2002, approximately 6,000 employees were eligible to participate in the Purchase Plan, and approximately 3,400 employees were participating. Participants participate in the Purchase Plan by electing payroll deductions that accumulate to purchase shares.

Offering and Accrual Periods

The Purchase Plan currently allows participants to purchase shares during concurrent, overlapping 12-month offering periods that begin on June 16 of each year (ending the following June 15) and on December 16 of each year (ending the following December 15). Currently, each offering period contains two six-month accrual periods during which payroll contributions accumulate for the purchase of shares. If stockholders approve the proposed amendments to the Purchase Plan, effective June 16, 2003, offering periods will begin four times a year and each offering period will contain four three-month accrual periods. Each offering period will continue to last 12 months. If stockholders approve the proposed amendments to the Purchase Plan, the December 16, 2002 offering period will be a transitional period. It will contain one six-month accrual period and two three-month accrual periods. On the last business day of each accrual period, the accumulated payroll deductions are used to purchase stock. Participants may only participate in one offering period at a time. The Compensation Committee can change the duration of offering periods for future offerings at least 15 days prior to the scheduled beginning of the first offering period to be affected.

Payroll Deductions

Eligible employees select payroll deduction rates in 1% increments from 2% to 10% of their base salary and commissions. No interest accrues on payroll deductions. Due to Internal Revenue Code restrictions, no participant can purchase more than $25,000 of stock (based on the fair market value of the shares on the first day of the offering period) under the Purchase Plan with respect to any calendar year. Currently, an employee can decrease the payroll deduction rate one time during an offering period, but cannot increase the rate during an offering period. Once three-month accrual periods begin under the Purchase Plan, employees will be permitted to increase or decrease the rate for the next accrual period. After a participant enrolls in the Purchase Plan, the participant is automatically enrolled in subsequent offering periods unless the participant actively withdraws. A participant may withdraw from any Offering Period up to 15 days before the end of the Offering Period in which event we will return accumulated payroll deductions to the participant. A participant may currently suspend participation in any Offering Period up to 15 days before the end of the Offering Period, rather than withdrawing from the Purchase Plan. If a participant suspends participation, accumulated payroll deductions will be used to purchase shares on behalf of the participant on the next purchase date. Once the three-month accrual periods begin, suspensions will no longer be available as participants will have the increased flexibility to increase or reduce payroll rates or rejoin the Purchase Plan each three months.

Purchase Price and Amount of Stock Purchased

When a participant enrolls in the Purchase Plan, the participant essentially receives an option to purchase shares on the last day of the accrual period at a purchase price equal to 85% of the fair market value of the shares on the offering date (the first business day of the 12-month offering period) or the purchase date (the last business day of the accrual period), whichever is lower. Unless the participant withdraws from the Purchase Plan, the purchase will take place automatically on the purchase date. The number of shares a participant will be able to purchase will generally be equal to the payroll deductions during the accrual period, divided by the purchase price per share. If the market price of the stock drops significantly, no participant will be permitted to purchase more than two times the number of shares that he or she could have purchased if the number of shares was determined by using a purchase price of 85% of the fair market value on the offering date. In addition, the Compensation Committee may set a maximum number of shares that may be purchased by any participant on any purchase date.

Mergers, Consolidations and Other Corporate Transactions

If Intuit is dissolved or liquidated, the current Offering Period will terminate immediately prior to the liquidation or dissolution unless the Board decides otherwise. The Board may, but is not required to, designate a date for the open offering period to terminate and allow each participant to purchase shares with accumulated payroll deductions. If Intuit sells substantially all of its assets or is acquired in a merger with another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by the successor corporation, unless the Board decides to designate a date for the open offering period to terminate and allow each participant to purchase shares with accumulated payroll deductions.

Purchase Plan Amendments

The Board or the Compensation Committee may generally amend or terminate the Purchase Plan at any time. However, the Board may not amend the Purchase Plan without stockholder approval if the amendment would increase the number of shares available under the Purchase Plan or change certain eligibility requirements. In addition, neither the Board nor the Compensation Committee may make any changes that affect existing purchase rights without the consent of the participants.

Federal Income Tax Information

The following information is a general summary of some of the current federal income tax consequences of the Purchase Plan to participants and to Intuit. Tax laws may change, and actual tax consequences will depend on a participant’s individual circumstances as well as state and local tax laws. We encourage all participants to seek tax advice when they participate in the Purchase Plan. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

Tax Treatment of Participants. Participants will not recognize income when they enroll in the Purchase Plan or when they purchase shares. All tax consequences are deferred until the participant disposes of the shares. If the participant holds the shares for one year or more after the purchase date and two years or more after the offering date, or if the participant dies while owning the shares, the participant will generally recognize ordinary income when disposing of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% of the fair market value of the shares on the offering date, whichever is less. Any additional gain will be taxed as long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, but the participant will have a long-term capital loss for the difference between the purchase price and the sale price. If a participant sells or gifts the shares less than one year after the purchase date or less than two years after the offering date, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the Purchase Date. The difference between the sale price and the fair market value on the purchase date will be a capital gain or loss, taxable at short-term capital gain rates if the shares are held 12 months or less and at long-term capital gain rates if the shares are held longer than 12 months.

Tax Treatment of Intuit. When a participant recognizes ordinary income by disposing of shares before the one-year or two-year holding period ends, Intuit will generally be entitled to a tax deduction in the amount of the ordinary income.

PROPOSAL 4 — AMENDMENT OF THE 1996 DIRECTORS STOCK OPTION PLAN

TO ADD 150,000 AUTHORIZED SHARES, ADD OPTION GRANTS
FOR NOMINATING COMMITTEE MEMBERS, AND REDUCE ANNUAL
GRANTS FOR ELIGIBLE BOARD MEMBERS

We’re asking stockholders to approve the amendment of the 1996 Directors Stock Option Plan to:

•	Increase the number of shares of Common Stock that are authorized and reserved for issuance under the Directors Plan by 150,000 shares (from 900,000 to 1,050,000 shares),

•	Provide for 5,000-share option grants to members of the Nominating Committee of our Board of Directors when they join the committee and then annually to reflect the additional commitment that is required of them as committee members, and

•	Reduce the annual grant that each eligible Board member receives from 22,500 shares to 15,000 shares in anticipation of our adding a modest cash component to our directors’ compensation package.

The Directors Plan gives Intuit’s non-employee directors an opportunity to acquire an equity interest in Intuit and helps to align their interests with the interests of Intuit’s stockholders. This is the only form of compensation Intuit currently provides to its outside directors for their services, and we expect that options will still represent outside directors’ primary compensation even if in the future we add a cash component to their compensation. Accordingly, the Directors Plan is particularly important in helping us to attract and retain well-qualified outside directors.

We’ve described below the Directors Plan, as proposed to be amended.

The Board of Directors recommends a vote FOR approval of

the proposed amendment of the 1996 Directors Stock Option Plan

Directors Plan Background

The Directors Plan was adopted by the Board on October 7, 1996 and has a ten-year term. We’ve amended the Directors Plan four times to increase the number of shares available for option grants. We’ve amended the vesting schedule for options granted under the Directors Plan twice. In November 2001, the Board of Directors amended the Directors Plan to provide for 5,000-share option grants to members of the Audit and Compensation Committees of the Board. Most recently, in October 2002 the Board amended the Directors Plan to increase the number of shares authorized for issuance under the plan from 900,000 to 1,050,000, provide for 5,000-share option grants to members of our Nominating Committee and reduce the annual grant that each eligible Board member receives from 22,500 shares to 15,000 shares. These are the amendments that we’re asking stockholders to approve in this Proposal 4.

From the adoption of the Directors Plan in 1996 through September 30, 2002, we’ve granted options to purchase 812,500 shares, representing options for 167,500 shares to each of Mr. Brody and Mr. Hallman, options for 135,000 shares to Burton J. McMurtry (who served as a director until December 8, 2000), options for 117,500 shares to Ms. Dubinsky, and options for 67,500 shares to Mr. Sclavos. Of these, options for 677,500 shares were outstanding as of September 30, 2002. No options have been granted under the Directors Plan to individuals other than non-employee directors. If any option terminates without being exercised, then the unexercised options return to the Directors Plan and become available for future grants. As of September 30, 2002, there were 149,375 shares available for grant under the Directors Plan. The closing price of Intuit’s Common Stock on The Nasdaq Stock Market on October 14, 2002 was $48.19 per share.

Eligibility

Each director who is not a current or former employee participates in the Directors Plan. There are currently five directors eligible to receive options. Directors are not required to pay to participate in the Directors Plan, other than paying the exercise price for the options they exercise.

Formula for Option Grants

We grant options to eligible directors under the Directors Plan according to a nondiscretionary formula. The formula provides for a grant of 45,000 shares when an eligible director joins the Board (an “Initial Grant”). Under the Directors Plan as proposed to be amended, each eligible director receives a subsequent annual grant (an “Annual Grant”) for 15,000 shares — down from 22,500 shares currently — on each anniversary of his or her Initial Grant if he or she continues to serve on the Board. Each eligible director that is a member of the Audit or Compensation, or, if stockholders approve the amendments to the Directors Plan, the Nominating Committee receives a grant (a “Committee Grant”) of 5,000 shares when he or she joins each committee and on each anniversary of the original grant date, for so long as he or she continues to serve on the committee. However, committee members who were serving on our Audit Committee or our Compensation Committee in January 2002 when we first amended the Directors Plan to provide for Committee Grants each received his or her initial Committee Grant in January 2002 and will receive additional Committee Grants on each anniversary of that date. Similarly, Board members who are serving on the Nominating Committee in December 2002 will receive a Committee Grant if, and on the date, our stockholders approve the proposed amendments and on each anniversary of that date.

Exercise Price, Vesting and Other Terms

The exercise price for each option is the fair market value of Intuit’s Common Stock on the date the option is granted. All options granted before February 19, 1999 become exercisable over a period of four years at a rate of 25% on the first anniversary of the grant, and in 36 equal monthly installments over the next three years. All options granted between February 19, 1999 and November 30, 1999 were fully vested and immediately exercisable as of the date of the option grant. All Initial Grants after November 30, 1999 vest over four years, at a rate of 25% on the first anniversary of the grant, and in 36 equal monthly installments over the next three years. All Annual Grants after November 30, 1999 vest over two years, at a rate of 50% on the first anniversary of the grant, and in 12 equal monthly installments over the next year. All Committee Grants vest over one year in 12 equal monthly installments month following the grant date. All options will become fully vested if a director’s services to Intuit terminate as a result of the director’s death or permanent disability. Options have a term of ten years from the date of grant, but they terminate earlier if the director is no longer a director or consultant to Intuit. The Directors Plan allows directors to pay the exercise price of their options through various methods, including cash and “same-day sale” or margin commitments from NASD brokers.

Mergers, Consolidations and Changes of Control

If Intuit is liquidated, is involved in a merger (where Intuit is not the surviving corporation or where Intuit’s pre-merger stockholders own less than a majority of the shares), sells substantially all of its assets or is involved in a tender offer or similar transaction covering a majority of its shares, the vesting of all options granted under the Directors Plan will accelerate, and the options will become fully exercisable on the terms and conditions determined by the Board.

Directors Plan Amendments

Generally, the Board may amend or terminate the Directors Plan at any time. However, the Board may not amend the Directors Plan without stockholder approval if the amendment would increase the number of shares available under the Directors Plan or change the eligibility requirements. In addition, the Board may not make any changes that affect outstanding options without the consent of the option holders.

Federal Income Tax Information

All options granted under the Directors Plan are NQSOs. The tax treatment for participants and Intuit is the same as for NQSOs under the 2002 Plan (see page 8).

DIRECTORS PLAN BENEFITS

The following table shows all expected fiscal 2003 option grants under the Directors Plan for the people indicated assuming stockholders approve the amendment of the plan. Stratton Sclavos received his 22,500-share fiscal 2003 annual grant in August 2002. All remaining expected fiscal 2003 grants (117,500 shares) are 22,500-share annual grants that we expect to make in November 2002, a 15,000-share annual grant, which we expect to make in February 2003, and 5,000-share Committee Grants, which we expect to make in December 2002 and January 2003. During fiscal 2002, we granted options to purchase 160,000 shares to directors who are not Intuit officers. Only non-employee directors are eligible for options under the Directors Plan. Therefore, we will not make any grants under the Directors Plan during fiscal 2003 to any individuals other than eligible non-employee directors.

The table does not include future awards and purchases under the 2002 Plan and the Purchase Plan. We cannot determine future grants under the 2002 Plan because awards are made at the discretion of the Compensation Committee. We cannot determine future grants and purchases by employees under the Purchase Plan because participation is voluntary. For actual grants under the 2002 Plan to the Named Officers in fiscal 2002, see “Option Grants in Fiscal 2002” under the heading “Executive Compensation” at page 19.

Directors Plan

	Exercise Price	Number
Name and Position	(per share)	of Options

Stephen M. Bennett	—	—
President and Chief Executive Officer
Lorrie M. Norrington	—	—
Executive Vice President
Scott D. Cook	—	—
Chairman of the Executive Committee of the Board of Directors
Greg J. Santora	—	—
Senior Vice President and Chief Financial Officer
Raymond G. Stern	—	—
Senior Vice President
All current executive officers as a group	—	—
All current directors who are not executive officers as a group	$ *	140,500
All employees, including officers who are not executive officers, as a group	—	—

*	The exercise price will be the closing price of Intuit’s common stock on the date of the option grant.

PROPOSAL 5 — ADOPTION OF THE INTUIT INC.

SENIOR EXECUTIVE INCENTIVE PLAN

We’re asking our stockholders to approve adoption of the Intuit Inc. Senior Executive Incentive Plan. The Compensation Committee of the Board adopted the Senior Executive Incentive Plan on October 9, 2002 to be effective February 1, 2003, subject to stockholder approval.

The Executive Incentive Plan is a component of Intuit’s overall strategy to pay its employees for delivering measurable results. The purposes of the Executive Incentive Plan are to motivate senior executives (as defined in the plan) by tying compensation to performance, to reward exceptional performance that supports overall Intuit objectives and to attract and retain top-performing senior executives.

Under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to Intuit’s President and Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1,000,000 in any one year. Intuit can deduct compensation in excess of that amount if the compensation qualifies as “performance-based compensation” under Section 162(m) of the Code.

For compensation paid under the Executive Incentive Plan to qualify as “performance-based compensation,” the provisions of the Executive Incentive Plan must meet certain requirements (as described below), and Intuit stockholders must approve the Executive Incentive Plan. If these requirements are met, Intuit will be able to receive a federal income tax deduction for the payment of compensation under the Executive Incentive Plan.

Below is a summary of the principal provisions of the Executive Incentive Plan. We’ve attached the Executive Incentive Plan as Appendix 3 to this proxy statement, and the following description of the Executive Incentive Plan is qualified in its entirety by reference to that Appendix.

The Board of Directors recommends a vote FOR

adoption of the Intuit Inc. Senior Executive Incentive Plan

Background

The Compensation Committee will administer the Executive Incentive Plan. Compensation Committee members must qualify as “outside directors” under Section 162(m) in order for cash awards under the Executive Incentive Plan to qualify as deductible performance-based compensation under the Internal Revenue Code. Our Compensation Committee members meet this requirement. Subject to the terms of the Executive Incentive Plan, the Compensation Committee has the sole discretion to determine the key employees who will receive awards and the amounts, terms and conditions of each award. Under the Executive Incentive Plan, during any Intuit fiscal year no participant may receive an award of more than $5,000,000.

Eligibility

In selecting participants for the Executive Incentive Plan, the Compensation Committee will choose those senior executives (Senior Vice President and above) who the Committee believes are most likely to make significant contributions to Intuit’s success. The actual number of employees who will receive awards under the Executive Incentive Plan cannot be determined in advance because eligibility for participation is in the discretion of the Compensation Committee. However, there are currently 11 employees who hold positions of Senior Vice President or above. Participation in future years is in the discretion of the Compensation Committee.

Executive Incentive Plan Awards

Under the Executive Incentive Plan, the Compensation Committee will determine the fiscal year or other performance period for measuring actual performance (each a “Performance Period”). The Compensation Committee will establish for each Performance Period (a) the performance goals based on business criteria and the target levels of performance, and (b) a formula for calculating a participant’s award based on actual performance compared to the pre-established performance goals. Performance goals may be based on a variety of business criteria, including measures such as revenue, operating income, net income, earnings per share, return on net assets, cash flow, and employee productivity and satisfaction metrics.

The Compensation Committee may set performance periods and performance goals that differ from participant to participant. For example, the Compensation Committee may designate performance goals based on either Intuit-wide or business unit results, as appropriate for the participant’s specific responsibilities.

After the end of each Performance Period, the Compensation Committee will determine the extent to which the performance goals for each participant were achieved. The Compensation Committee will determine the actual award (if any) for each participant by the level of actual performance achieved. However, the Compensation Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Awards under the Executive Incentive Plan generally will be payable in cash after the end of the Performance Period during which the award was earned.

Fiscal 2003 Executive Incentive Plan Benefits

Since payments under the Executive Incentive Plan will be determined by comparing actual performance to the performance goals established by the Compensation Committee under this plan, it is not possible to predict the amount of benefits that will be paid under the Executive Incentive Plan for any Performance Period. The following table sets forth the awards that would have been earned by each Named Officer (as defined on page 19), and by the groups identified in the table had the Executive Incentive Plan been effective during fiscal 2002 and had used as performance goals those used during fiscal 2002 under Intuit’s Incentive Plan for Leaders (the cash bonus plan that was in effect during fiscal 2002). See the Compensation Committee Report at page 25. Performance goals under the Executive Incentive Plan for the Performance Period from February 1, 2003 through July 31, 2003 have not yet been established.

Projected
Dollar Value
Based on
Fiscal Year
2002
Participant	Objectives

Stephen M. Bennett	$3,000,000
Lorrie M. Norrington	$450,000
Scott D. Cook	$400,000
Greg J. Santora	$280,000
Raymond G. Stern	$375,000
All current executive officers as a group, including the Named Officers	6,934,000
All current directors who are not executive officers as a group	$0
All employees, including current officers who are not executive officers as a group	$0

Executive Incentive Plan Amendments

The Compensation Committee may amend or terminate the Executive Incentive Plan at any time and for any reason. In order to maintain the plan’s qualification under Section 162(m), material amendments of the Executive Incentive Plan will require stockholder approval.

Federal Income Tax Information

As discussed above, under Section 162(m), Intuit is not entitled to a deduction for certain executive compensation in excess of $1,000,000. Intuit can, however, deduct compensation in excess of that amount if it qualifies as “performance-based compensation” under Section 162(m) of the Code. If the stockholders approve the Executive Incentive Plan, the compensation payable under the Executive Incentive Plan is expected to qualify as “performance-based compensation” and be fully deductible by Intuit.

PROPOSAL 6 — RATIFICATION OF SELECTION OF

INDEPENDENT AUDITORS

We have selected Ernst & Young LLP as our independent auditors to perform the audit of Intuit’s financial statements for the fiscal year ending July 31, 2003, and we are asking stockholders to ratify our selection.

Representatives of Ernst & Young are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.

Fees Paid to Ernst & Young LLP

The following table shows fees that we paid (or accrued) for audit and other services provided by Ernst & Young during fiscal 2002.

Audit Fees (1)		$606,000
Financial Information Systems Design and Implementation Fees		0
All Other Fees:
Tax Services	2,304,000
Business Continuity Planning	122,000
Various Other	497,000	2,923,000

Total		$3,529,000

(1)	Audit fees generally include fees for the examination of our annual consolidated financial statements and quarterly review of our interim financial statements.

The Audit Committee considered whether the provision of non-audit services by Ernst & Young was compatible with maintaining Ernst & Young’s independence.

For more information about Ernst & Young, please see the Audit Committee Report on page 28.

The Board of Directors recommends a vote FOR ratification of the selection of Ernst & Young LLP as our independent auditors for fiscal 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows shares of Intuit’s Common Stock that we believe are owned as of September 30, 2002 by

•	Each stockholder owning 5% or more of the Common Stock,

•	Each Named Officer (defined on page 19),

•	Each director, and

•	All current directors and executive officers as a group.

We have included any options held by each stockholder that are exercisable within 60 days of September 30, 2002 (which would be November 29, 2002). We calculated the ‘Percent of Class’ based on 205,398,076 shares of Common Stock outstanding on September 30, 2002.

	Amount and Nature of	Percent
Name of Beneficial Owner	Beneficial Ownership (1)	of Class

Scott D. Cook (2)	16,956,347	8.26%
Stephen M. Bennett (3)	1,248,984	*
Lorrie M. Norrington (4)	109,375	*
Greg J. Santora (5)	447,790	*
Raymond G. Stern (6)	172,418	*
Christopher W. Brody (7)	304,582	*
William V. Campbell (8)	875,733	*
L. John Doerr (9)	373,281	*
Donna L. Dubinsky (10)	91,353	*
Michael R. Hallman (11)	250,210	*
Stratton D. Sclavos (12)	14,062	*

All current directors and executive officers as a group (21 people) (13)	21,364,741	10.40%

*	Indicates ownership of less than 1%.

(1)	Unless indicated in the notes, each stockholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power.

(2)	Includes 806,489 shares issuable upon exercise of options held by Mr. Cook. A trust, of which Mr. Cook is a co-trustee, holds the remaining 16,149,858 shares. Mr. Cook’s address is P.O. Box 7850, Mountain View, California 94039.

(3)	Includes 1,022,083 shares issuable upon exercise of options held by Mr. Bennett and 225,000 shares of restricted stock that were issued subject to certain vesting requirements. See Note 7 to the “Summary Compensation Table” on page 19.

(4)	Represents 109,375 shares issuable upon exercise of options held by Ms. Norrington.

(5)	Includes 447,771 shares issuable upon exercise of options held by Mr. Santora.

(6)	Includes 171,041 shares issuable upon exercise of options held by Mr. Stern.

(7)	Includes 154,582 shares issuable upon exercise of options held by Mr. Brody. Vantage Partners Inc., of which Mr. Brody is chairman and a shareholder, holds the remaining 150,000 shares.

(8)	Includes 800,439 shares issuable upon exercise of options held by Mr. Campbell.

(9)	Includes 146,250 shares issuable upon exercise of options held by Mr. Doerr. A trust, of which Mr. Doerr is a co-trustee, holds the remaining 227,031 shares.

(10)	Represents shares issuable upon exercise of options held by Ms. Dubinsky.

(11)	Includes 154,582 shares issuable upon exercise of options held by Mr. Hallman.

(12)	Represents shares issuable upon exercise of options held by Mr. Sclavos.

(13)	Includes 4,423,725 shares issuable upon exercise of options. Also includes shares and options held by the individuals described in Notes 2 through 12, plus an additional 14,908 shares and 505,698 options held by other executive officers.

EXECUTIVE COMPENSATION

The following table shows compensation earned during fiscal 2000, 2001 and 2002 by Intuit’s Chief Executive Officer and Intuit’s other four most highly compensated executive officers for fiscal 2002. These people are called the “Named Officers.” The information in the table includes salaries, bonuses, performance sharing, stock options and restricted stock awards and other miscellaneous compensation. Intuit has not granted stock appreciation rights and has no long-term compensation benefits other than stock options and restricted stock. For information about employment contracts and change-of-control arrangements between Intuit and the Named Officers, see the discussion immediately following this table.

Summary Compensation Table

							Long-Term
							Compensation Awards
	Annual Compensation
								Securities
Name and					Other Annual		Restricted	Underlying		All Other
FY02 Principal	Fiscal				Compensation		Stock Award(s)	Options		Compensation
Position	Year	Salary($)	Bonus($)(1)		($)		($)	(#)		($)

Stephen M. Bennett	2002	950,000	$3,000,000		$296,187	(2)	—	225,000	(3)	$5,812	(4)
President and CEO	2001	825,000	1,860,375		296,187	(2)	—	500,000		2,880	(4)
	2000	389,423	1,963,634	(5)	179,232	(6)	15,198,750 (7)	900,000		1,405	(4)
Lorrie M. Norrington	2002	475,000	1,200,000	(8)	319,880	(9)	—	50,000	(3)	2,500	(11)
Executive Vice	2001	—	750,000	(10)	—		—	350,000	(10)	—
President	2000	—	—		—		—	—		—
Scott D. Cook	2002	450,000	400,000		—		—	500	(12)	1,995	(13)
Chairman of the	2001	412,000	289,140		—		—	100,000		1,393	(13)
Executive Committee	2000	375,000	324,750		—		—	—		1,259	(13)
Greg J. Santora	2002	420,000	280,000		—		—	—		4,545	(15)
Senior Vice	2001	400,000	285,553		—		—	100,000		4,265	(15)
President and Chief	2000	259,345	154,056		—		—	315,000		3,575	(15)
Financial Officer (14)
Raymond G. Stern	2002	360,000	375,000		—		—	37,500	(3)	2,195	(16)
Senior Vice President	2001	330,000	256,350		—		—	90,000		4,273	(16)
	2000	310,000	266,909		—		—	—		615	(16)

(1)	Unless otherwise indicated, in fiscal 2002 we paid all bonuses under the Incentive Plan for Leaders, a bonus plan that is designed to tightly link an individual’s compensation with his or her individual performance, and to link total company compensation levels with Intuit’s performance. In fiscal 2000 and 2001, Named Officers received payments under Intuit’s broad-based Performance Sharing Plan, under which payments were based solely on company results rather than individual contributions. However, beginning in fiscal 2002, our executives were no longer eligible to participate in the Performance Sharing Plan. See the Compensation Committee Report on page 25.

(2)	Represents the amount of interest calculated at the applicable federal rate per year that would have been payable on a $4,375,000 loan from Intuit to Mr. Bennett had the loan not been interest free. See “Related Party Transactions” on page 30.

(3)	Options granted on July 31, 2002. On that date, the Compensation Committee also agreed to grant a second option for the same number of shares in early fiscal 2003. On September 25, 2002, we granted the second option.

(4)	Represents term life insurance premiums of $1,405 in fiscal 2000, $2,880 in fiscal 2001 and $3,312 in fiscal 2002, and matching contributions under Intuit’s 401(k) retirement plan of $2,500 for fiscal year 2002.

(5)	Includes a $1,000,000 signing bonus paid to Mr. Bennett when he joined Intuit in January 2000.

(6)	Represents relocation expenses.

(7)	Based on the closing sales price of Intuit’s Common Stock on the date of the award, net of the amount paid for the stock. As of July 31, 2002, Mr. Bennett held 225,000 shares of restricted stock with an aggregate value of $9,893,250, net of the amount paid for the stock. The shares of restricted stock vest in two tranches. One tranche of 150,000 shares vests in 30,000 share increments over five years starting in 2001. The remaining 75,000 shares vest over ten years in 7,500 share increments starting in 2002. In each year the vesting date is the first trading day on or after January 24 that Mr. Bennett is permitted to sell Intuit stock under Intuit’s insider trading policy and the law, but no later than the last trading day of March. The last vesting date of the 150,000 tranche is January 24, 2005 and of the 75,000 tranche is January 24, 2010. The shares of restricted stock have voting rights and the right to receive dividends, if any.

(8)	Includes a $750,000 anniversary bonus earned on July 31, 2002 (the first anniversary of her start date) under her employment agreement.

(9)	Includes $276,605 of relocation expenses. Also includes $43,275 of interest calculated at the applicable federal rate per year that would have been payable on a $5,000,000 loan from Intuit to Ms. Norrington had the loan not been interest free. See “Related Party Transactions” on page 30.

(10)	Ms. Norrington joined Intuit on July 31, 2001, the last day of fiscal 2001. On that date, she earned a $750,000 signing bonus, and we granted her 350,000 stock options.

(11)	Represents matching contributions under Intuit’s 401(k) retirement plan.

(12)	Mr. Cook received this stock option grant under Intuit’s patent incentive program.

(13)	Represents term life insurance premiums.

(14)	In August 2002, Mr. Santora announced his plans to retire from Intuit at the end of calendar 2002.

(15)	Represents term life insurance premiums of $1,075 in fiscal 2000, $1,765 in fiscal 2001, and $2,045 in fiscal 2002, and matching contributions under Intuit’s 401(k) retirement plan of $2,500 for each fiscal year reported.

(16)	Represents term life insurance premiums of $615 in fiscal 2000, $701 in fiscal 2001, and $768 in fiscal 2002, and matching contributions under Intuit’s 401(k) retirement plan of $3,572 in fiscal 2001 and $1,427 in fiscal 2002.

Employment Contracts and Change-in-Control Arrangements

Intuit has entered into the following employment and change of control agreements with its Named Officers and directors.

Stephen M. Bennett

On January 24, 2000, we entered into an employment agreement with Stephen M. Bennett to join Intuit as President and Chief Executive Officer. Under this agreement, Mr. Bennett received a signing bonus of $1,000,000, reimbursement for relocation expenses, an option grant for 800,000 shares and an award of 225,000 restricted shares. Subject to certain conditions, Intuit may repurchase all unvested restricted shares at their purchase price of $0.01 per share upon termination of Mr. Bennett’s employment. Mr. Bennett’s initial salary was $750,000. We agreed to review it annually, but we will not reduce it below $750,000. We also agreed to loan Mr. Bennett up to $6 million to purchase a residence in California. See “Related Party Transactions” at page 30.

Mr. Bennett can terminate the employment agreement at any time upon written notice to the Board of Directors. Intuit may terminate Mr. Bennett’s employment upon the written recommendation of two-thirds of the Board of Directors. If Intuit terminates Mr. Bennett other than for “cause” (which includes gross negligence, willful misconduct, fraud and certain criminal convictions) or if Mr. Bennett terminates his employment for “good reason” (which includes relocation or a reduction in duties, title or compensation), Mr. Bennett is entitled to severance pay equal to six months of his then-current salary, accelerated vesting of all restricted stock, and accelerated vesting of options that would have vested on the next 12 successive vesting dates. If Mr. Bennett’s termination occurs within two months before or 12 months after any change of control of Intuit, he will be entitled to 12 months of his then-current salary, his full target bonus for the year of termination, accelerated vesting of all restricted stock and accelerated vesting of options that would have vested over the next 24 successive vesting dates. If Mr. Bennett’s employment terminates due to his death or disability, vesting of all restricted stock will be accelerated, along with vesting of options that would have vested on the next 12 successive vesting dates.

Lorrie M. Norrington

On July 31, 2001, we entered into an employment agreement with Lorrie M. Norrington, who joined Intuit as our Senior Vice President for the Small Business Division, and now serves as Executive Vice President, Small Business and Personal Finance. Under this agreement, Ms. Norrington received a signing bonus of $750,000 on July 31, 2001 and an option grant for 350,000 shares. Under this agreement, Ms. Norrington earned an anniversary bonus of $750,000 on July 31, 2002. Her initial annual salary was $475,000. We agreed to review it from time to time, but we will not reduce it below $475,000. We also agreed to loan Ms. Norrington up to $5 million to purchase a residence in California. See “Related Party Transactions” at page 30.

Ms. Norrington can terminate the employment agreement at any time upon written notice to the President and Chief Executive Officer. Intuit may terminate Ms. Norrington’s employment upon the written recommendation of two-thirds of the Board of Directors. If Intuit terminates Ms. Norrington other than for “cause” (which includes gross negligence, willful misconduct, fraud and certain criminal convictions) or if Ms. Norrington terminates her employment for “good reason” (which includes relocation or a reduction in duties, title or compensation), Ms. Norrington is entitled to severance pay equal to 18 months of her then-current salary, any target bonus that Ms. Norrington would have earned during that 18 months, accelerated vesting of her new-hire stock option that would have vested during the 18 months following her termination, and a one-year period following the effective date of her termination in which to exercise the new-hire option vested as of the effective date of termination.

William V. Campbell

On March 30, 1994, we entered into a Letter Agreement of Employment with William V. Campbell, the Chairman of our Board of Directors. Mr. Campbell also served as President and Chief Executive Officer from April 1994 through July 1998, and as Acting Chief Executive Officer from September 1999 to January 2000. Some terms of the agreement have expired, but the following terms have been in effect since the beginning of fiscal 1997. Under the agreement, Mr. Campbell’s base salary is reviewed annually and he participates in our annual executive bonus program. Under the agreement, either Intuit or Mr. Campbell may terminate Mr. Campbell’s employment at any time. However, if we terminate his employment without “cause,” we must continue to pay his salary and health benefits for six months after his termination or until he accepts another position, whichever is earlier. Intuit provides Mr. Campbell with term life insurance in an aggregate amount of $1,000,000.

Option Grants in Fiscal 2002

The following table shows information about stock option grants to the Named Officers during fiscal 2002. These options are included in the “Summary Compensation Table” on page 19. We granted all of these options under our 2002 Equity Incentive Plan, which is described at pages 6 through 9, or under our 1993 Equity Incentive Plan with our standard terms. The options have an exercise price equal to the fair market value on the date of grant. SEC rules require us to show hypothetical gains that the Named Officers would have for these options at the end of their year terms (which is seven years, except Mr. Cook’s grant has a 10-year term). We calculated these gains assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. The 5% and 10% assumed annual compound rates of stock price appreciation are required by SEC rules. They are not Intuit’s estimate or projection of future stock prices.

	Individual Grants
						Potential Realizable Value
	Number of		% of Total			at Assumed Annual Rates of
	Shares		Options Granted			Stock Price Appreciation
	Underlying		To Employees	Exercise		for Option Term
	Options		in	Price	Expiration
Name	Granted(#)		Fiscal 2002	($/Sh)	Date	5%	10%

Stephen M. Bennett	225,000	(1)(2)	2.5800	$43.9800	07/31/09	$4,028,462	$9,388,030
Lorrie M. Norrington	50,000	(1)(2)	.5730	$43.9800	07/31/09	895,213	2,086,228
Scott D. Cook	500	(3)	.0060	$46.0625	10/23/11	10,629	30,568
Greg J. Santora	—		—	—	—	—	—
Raymond G. Stern	37,500	(1)(2)	.4300	$43.9800	07/31/09	671,410	1,564,671

(1)	Options granted on July 31, 2002. On that date, the Compensation Committee also agreed to grant a second option for the same number of shares in early fiscal 2003. On September 25, 2002, we granted the second option.

(2)	Of these shares, 33 1/3% will vest on July 31, 2003. The remainder vests in 24 equal monthly installments, such that the option is fully vested three years after the grant date.

(3)	Mr. Cook received this stock option grant under Intuit’s patent incentive program. Of these shares, 25% vested on December 1, 2001. The remainder vests in 36 equal monthly installments, such that the option is fully vested four years after the grant date.

Option Exercises and Fiscal Year-End Values

The following table shows information about the value realized on option exercises for each of the Named Officers during fiscal 2002, and the value of their unexercised options at the end of fiscal 2002. We granted these options under either our 2002 Equity Incentive Plan or our 1993 Equity Incentive Plan. Value realized, or gain, is measured as the difference between the exercise price and the price at which the shares were sold on the date of exercise. Value at fiscal year end is measured as the difference between the exercise price and fair market value on July 31, 2002, which was $43.98.

Aggregated Option Exercises in Fiscal 2002 and July 31, 2002 Option Values

			Number of Shares
			Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
			Fiscal Year-End(#)		Fiscal Year-End($)
	Shares Acquired	Value
Name	On Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen M. Bennett	—	—	927,082	697,918	5,039,845	723,154
Lorrie M. Norrington	—	—	87,500	312,500	840,000	2,520,000
Scott D. Cook	—	—	798,113	52,387	26,665,285	467,714
Greg J. Santora	—	—	430,479	66,459	7,874,332	862,758
Raymond G. Stern	100,000	1,883,550	161,041	95,209	3,511,671	757,976

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of July 31, 2002, concerning securities authorized for issuance under all of Intuit’s equity compensation plans, excluding the additional shares we’re proposing to add to the 2002 Plan, the Purchase Plan and the Directors Plan that are subject to stockholder approval at the Meeting:

			Number of Securities
	Number of	Weighted-Average	Remaining Available for
	Securities to be Issued	Exercise Price of	Future Issuance Under
	Upon Exercise	Outstanding	Equity Compensation Plans
	Of Outstanding Options,	Options, Warrants	(Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(4)	31,301,451	$32.8206	9,520,266	(2)(5)
Equity compensation plans not approved by security holders	2,826,350 (3)	37.7852	2,134,701

Total	34,127,801	33.2317	11,654,967

(1)	Does not include the additional shares we are asking our stockholders to add to the 2002 Plan, the Purchase Plan or the Directors Plan.

(2)	Includes 8,086,912 shares available for issuance under our 2002 Plan, 171,875 shares available for issuance under our Directors Plan, and 1,261,479 shares available for issuance under our Purchase Plan.

(3)	Reflects options outstanding under our 1998 Option Plan for Mergers and Acquisitions. See below for a description of this plan.

(4)	Intuit has assumed options held by employees of several companies that we acquired. Of these assumed options, an aggregate of 529,985 shares at a weighted-average exercise price of $17.6448 per share were outstanding at July 31, 2002. These options are not included in the table.

(5)	Of these shares, an aggregate of 500,000 shares may be issued annually as restricted stock awards or stock bonuses under our 2002 Plan (less any shares subject to options that have been granted at a price less than fair market value on the date of grant).

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

1998 Option Plan for Mergers and Acquisitions

In November 1998, our Board of Directors adopted the 1998 Option Plan for Mergers and Acquisitions (the “1998 Plan”) to grant NQSOs to individuals Intuit hires as a result of acquisitions of, or mergers with, other companies. The 1998 Plan was designed to meet the “broadly based plans” exemption from the stockholder approval requirement for stock option plans under the Nasdaq Stock Market listing requirements. As such, we did not seek stockholder approval of the 1998 Plan.

Shares Subject to the 1998 Plan. We have reserved 6,000,000 shares for issuance under the 1998 Plan. As of July 31, 2002, we had granted NQSOs for 5,380,337 shares (including options subsequently cancelled) in connection with 13 acquisitions by Intuit, and there were 2,134,701 shares available for awards under the 1998 Plan. Of the options granted, options for 1,038,949 shares had been exercised, options for 1,515,038 shares had terminated and options for 2,826,350 shares were outstanding. If any option granted under the 1998 Plan expires or terminates for any reason without being exercised in full, the unexercised shares return to the 1998 Plan and become available for future issuance under it. Both the number of shares available for future grant and previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, combinations, or other changes in capitalization as described in the 1998 Plan.

Other Plan Terms. Options under the 1998 Plan can only be granted to eligible individuals within 18 months following the completion of the relevant acquisition or merger. All options have an exercise price not less than the fair market value of Intuit’s Common Stock on the date of grant. Options granted from inception through May 2002 generally become exercisable over a four-year period based on continued service and expire ten years after the grant date. Options granted from May 2002 to the present typically vest over a three-year period and expire seven years after the grant date. Options granted to officers hired as a result of a merger or acquisition cannot exceed 45% of all shares reserved for grant under the 1998 Plan. Other terms and conditions of the 1998 Plan are substantially the same as the 2002 Plan (discussed at pages 6 through 9), except that we can only grant NQSOs under the 1998 Plan, and the 1998 Plan does not comply with the requirements for tax deductibility under Section 162(m) of the Internal Revenue Code.

This proxy statement contains a report issued by our Compensation Committee relating to executive compensation for fiscal 2002, a report issued by our Audit Committee relating to its activities during fiscal 2002, and a chart titled “Company Stock Price Performance.” Stockholders should be aware that under SEC rules, the Compensation Committee and Audit Committee reports and the stock price performance chart are not considered “filed” with the SEC under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by Intuit under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless these sections are specifically referenced.

COMPENSATION COMMITTEE REPORT

Compensation Committee

We, Christopher W. Brody and Michael R. Hallman, are the current members of the Compensation Committee. We were both members of the Committee throughout fiscal 2002. During fiscal 2002, Bill Campbell, Intuit’s Chairman of the Board, was a non-voting advisory member of the Committee, but he resigned that position as of July 31, 2002. While acting as an advisory member, Mr. Campbell did not participate in discussions or decisions about his own compensation. For more background about the Compensation Committee, see page 5.

General Compensation Policy for Executive Officers

Intuit’s company-wide compensation philosophy is to tightly link an individual’s compensation with his or her individual performance, and to link total company compensation levels with Intuit’s performance. All major components of compensation are structured to provide significant differentiation among employees based on their individual performance levels. Executive compensation is part of Intuit’s comprehensive performance management approach that seeks to:

•	Reward leaders for individual impact and progress of Intuit overall against the annual plan, balancing the interests of our three key stakeholders — employees, customers and stockholders

•	Reinforce strategic and business plans to position Intuit for growth

•	Balance short-term and long-term performance and compensation

•	Enhance stockholder value over time

Near the beginning of each fiscal year, we review base salary levels and target annual bonuses for the upcoming fiscal year, as well as actual bonus payments for the completed fiscal year. In determining compensation for a specific officer, we consider many factors, including the scope of the officer’s particular job, his or her performance in the job, the expected value of the officer’s future impact on contribution to Intuit’s success and growth, Intuit’s recent financial performance and market competitiveness. We review, and give considerable weight to, the recommendations of both the Chief Executive Officer and the Chairman, except with respect to their own compensation.

Intuit provides long-term equity incentives for executive officers by granting stock options under Intuit’s stock option plans. The Committee usually grants options to executive officers when they join Intuit. Officers generally receive additional grants when their responsibilities increase significantly, and they are also eligible for additional grants in connection with their annual performance evaluations, depending upon their individual performance level. The Committee may grant options at other times if, after taking into account management’s recommendations, it believes options are a necessary or appropriate retention incentive. Options generally become exercisable as they vest over a three-year or four-year period to provide a longer-term incentive for executives to remain with Intuit. Options occasionally vest faster to provide a more immediate benefit in response to competitive factors. Options provide value for executives only if Intuit’s stock price increases (which benefits all stockholders), and only if the executives remain with Intuit until their options vest.

Options are a critical component in Intuit’s efforts to attract and retain executive officers and other employees. It is especially important that executive officers receive options in order to align their interests with stockholders’ interests. However, Intuit is sensitive to the concerns of its stockholders about the dilutive impact of stock options. During fiscal 2002, Intuit made significant adjustments in the way it allocates stock options among its employees. Option grants are now more focused on higher-performing employees, which enables Intuit to use this limited pool of available stock more effectively. We believe Intuit’s current practices reflect an appropriate balance between stockholders’ dilution concerns and our need to remain competitive in creating and maintaining a high-performing organization.

From time to time, we have approved loans for executive officers — most often for recruiting purposes in connection with their relocation and purchase of a residence near their place of work. See “Related Party Transactions” on page 30. Recent federal legislation prohibits us from making future loans to executive officers and from materially amending outstanding loans to executive officers.

Fiscal 2002 Executive Compensation

Base Compensation. In making base salary decisions for fiscal 2002, we considered management’s recommendations, along with assessments of the individual’s job performance, his or her expected future impact on Intuit’s success and growth, and relevant assessments for market competitiveness.

Annual Bonus Compensation. We approved fiscal 2002 incentive bonuses for officers under Intuit’s Incentive Plan for Leaders. The total bonus pool available for payment under this plan was determined based on Intuit’s financial performance (primarily revenue and pro forma operating income) for fiscal 2002. We determined individual executive bonuses, after taking into account management’s recommendations, based on the executive’s targeted bonus percentage, with the actual bonus amount calculated based on the executive’s individual performance and contributions and those of his or her business unit or functional group. Individual bonuses for fiscal 2002 to Intuit’s executive officers employed for the full fiscal year, excluding the Chief Executive Officer, ranged from $100,000 to $450,000. Beginning in fiscal 2002, executives were no longer eligible to participate in Intuit’s Performance Sharing Plan, a broadly based plan under which payments are based entirely on company results, as opposed to individual performance. Consistent with Intuit’s movement towards a stronger pay-for-performance philosophy, Intuit eliminated executive participation in that plan because Intuit believes executives should be compensated based on their individual contributions. At the same time, Intuit increased the target bonuses under the individual performance-based Incentive Plan for Leaders. Accordingly, for the best performers, total bonus compensation in fiscal 2002 was typically greater than the combined bonus and performance sharing payments in fiscal 2001.

Stock Options. The Committee made executive officer option grants in connection with the hiring of new officers, as well as grants to executives in connection with periodic evaluations regarding sustained performance and key retention priorities. We determined the number of options granted to each individual executive based on management’s recommendations and after taking into account competitive factors, as well as the executive’s current and past performance, anticipated future contributions to Intuit, his or her ability to impact corporate and/or business unit results, and the current number of unvested options held by the executive. During fiscal 2002 the Committee granted options for 808,000 shares to individuals who were executive officers at the time they received their option grants, including 312,500 options granted to the Named Officers. See “Option Grants in Fiscal 2002” on page 22.

Intuit Performance and CEO Compensation

Mr. Bennett has served as President and Chief Executive officer since January 2000. His fiscal 2002 compensation was determined in part by his employment agreement. See “Employment Contracts and Change-in-Control Arrangements” on page 20 for details. Under Mr. Bennett’s leadership during fiscal 2002, Intuit accomplished the following:

Excellent Financial Performance

•	Revenue growth of 18%

•	Pro forma operating income growth of 50% (growing more than 2.5 times faster than revenue)

•	Pro forma operating margin improvement of more than 25%

•	Pro forma earnings per share increase of 29%

High-Performance Teams

•	Increased capability of senior leadership team

•	Developed plan for organization and talent review

•	Increased ratings on “Great Place to Work” survey

•	Continued improvement in pay-for-performance compensation

Operational Excellence

•	Improved budget planning process

•	Improved performance of customer contact centers

•	Increased focus on “process excellence”

Stronger Business Portfolio

•	Sold Intuit’s QuickenLoans business

•	Acquired several small business management verticals

Based on these contributions, Mr. Bennett received an annual performance-based bonus under the Incentive Plan for Leaders of $3,000,000. Mr. Bennett’s base salary was $950,000 during fiscal 2002. In November 2001, we amended his $4,375,000 relocation loan to make it interest free. In connection with the vesting in February 2002 of certain shares of restricted stock, Mr. Bennett had taxable compensation of $1,390,125. We increased an existing loan to Mr. Bennett by $604,009 to assist him in paying the withholding tax due as a result of the vesting. This increase enabled Mr. Bennett to pay the tax without his having to sell Intuit shares to cover the cost. The loan requires Mr. Bennett to pay annual accrued interest payments and a balloon principal payment no later than February 2005. During fiscal year 2002, Mr. Bennett received an option grant for 225,000 shares. See the “Summary Compensation Table” on page 19, and “Related Party Transactions” on page 30.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

Under Section 162(m) of the Internal Revenue Code, compensation to a Named Officer in excess of $1,000,000 per year is not tax deductible for Intuit unless certain requirements are met. The 1993 Equity Incentive Plan, 2002 Equity Incentive Plan and 1996 Employee Stock Purchase Plan each comply with the requirements of Section 162(m). During fiscal 2002, Mr. Bennett received approximately $3,950,000 in compensation and Ms. Norrington received approximately $1,675,000 in compensation that will not be tax-deductible under Section 162(m). We expect that a portion of Mr. Bennett’s and Ms. Norrington’s fiscal 2003 compensation will not be deductible under Section 162(m). Intuit does not expect that the deductibility of cash compensation it pays to other executive officers in fiscal 2003 will be affected by the limitations of Section 162(m). If stockholders approve the adoption of the Intuit Inc. Senior Executive Incentive Plan as described in Proposal 5, we expect that all cash compensation to executive officers in fiscal 2004 will be tax deductible. However, since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that Intuit may enter into additional compensation arrangements in the future under which payments are not deductible under Section 162(m).

COMPENSATION COMMITTEE MEMBERS

Christopher W. Brody
Michael R. Hallman

AUDIT COMMITTEE REPORT

We, the members of the Audit Committee, assist the Board of Directors in its oversight of Intuit’s financial accounting, reporting and controls. We also evaluate the performance and independence of Intuit’s independent auditors. Each of us is “independent” as required by current listing standards of The Nasdaq Stock Market. We operate under a written charter that both the Board and we have approved. We have included a copy of the current charter as Appendix 2 to this proxy statement. We would like to remind our stockholders that, although each of us meets Nasdaq’s and the SEC’s current regulatory requirements for financial literacy and expertise, we are not professionally engaged in the practice of auditing or accounting and are not experts in those fields.

Management is responsible for the preparation, presentation and integrity of Intuit’s financial statements, including setting the accounting and financial reporting principles and establishing the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the consolidated financial statements. We oversee these processes.

As part of that oversight, we require that both the independent auditors and Intuit’s Vice President of Internal Audit report directly to the Audit Committee. We have direct access to all Intuit personnel and documents. We have the authority to conduct investigations into any matters that we deem appropriate, and we may retain, at Intuit’s expense, special legal, accounting or other consultants or experts of our choosing that we deem necessary in performing our oversight function.

We reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2002 with management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, as amended. We received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. We discussed with Ernst & Young that firm’s independence and considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors’ independence.

Based on the reports, discussions and review described in this report, and subject to the limitations on our role and responsibilities referred to below and in the charter, we recommended to the Board of Directors that the audited financial statements be included in Intuit’s Annual Report on Form 10-K for fiscal 2002, and the Board approved such inclusion. We and the Board of Directors also recommended the selection of Ernst & Young as independent auditors for fiscal 2003.

AUDIT COMMITTEE MEMBERS

Christopher W. Brody
Donna L. Dubinsky
Michael R. Hallman

COMPANY STOCK PRICE PERFORMANCE

The graph below compares the cumulative total stockholder return on Intuit Common Stock for the last five full fiscal years with the cumulative total return on the S&P 500 Index and the Morgan Stanley High Technology Index for the same period. We’ve also included the JP Morgan H&Q Technology Index — the index we’ve used in prior years as our peer group comparison index — through fiscal 2001. The JP Morgan H&Q Technology Index was not produced for the entire fiscal 2002 comparison period, so we did not include it for fiscal 2002. The graph assumes that $100 was invested in Intuit Common Stock and in each of the other indexes on July 31, 1997 and that all dividends were reinvested.

The comparisons in the graph below are based on historical data — with Intuit Common Stock prices based on the closing price on the dates indicated — and are not intended to forecast the possible future performance of Intuit’s Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG INTUIT INC., THE S&P 500 INDEX, THE MORGAN STANLEY
HIGH TECHNOLOGY INDEX AND THE JP MORGAN H&Q TECHNOLOGY INDEX

	7/97	7/98	7/99	7/00	7/01	7/02

INTUIT INC	100.00	197.52	324.81	404.96	409.49	523.83
S&P 500	100.00	119.28	143.38	156.25	133.86	102.23
MORGAN STANLEY HIGH TECHNOLOGY	100.00	123.34	212.40	305.02	154.98	92.47
JP MORGAN H&Q TECHNOLOGY	100.00	182.05	294.34	490.06	243.77

*	$100 invested 7/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending July 31.

RELATED PARTY TRANSACTIONS

We have described below transactions that involved more than $60,000 between Intuit and an executive officer, director or 5% stockholder or any of their immediate family members that have been entered into since the beginning of fiscal 2002 or that involved indebtedness to or payments from Intuit during fiscal 2002. The discussion does not address compensation paid in connection with employment or Board service. For information about salary, bonuses and other compensation for Named Officers and directors, see “Executive Compensation” beginning at page 19, and “Compensation of Directors” at page 5.

Secured Relocation-Related Loans to Executive Officers

From time to time, we have approved loans for executive officers — most often for recruiting purposes in connection with their relocation and purchase of a residence near their place of work. These loans have generally been provided when the executive relocated to a higher-cost housing market, such as the San Francisco Bay Area. All of the mortgages to the executive officers are secured by the homes they purchase.

Recent federal legislation prohibits us from making future loans to executive officers and from materially amending outstanding loans to executive officers.

Pursuant to Stephen M. Bennett’s January 24, 2000 employment agreement, Intuit provided Mr. Bennett, Intuit’s President and Chief Executive Officer, with a $4,375,000 relocation loan to purchase a home close to Intuit’s corporate offices. Mr. Bennett made a $133,149 interest payment under the note in August 2000 based on a 6.77% interest rate. The Compensation Committee later amended the note to make it interest free. The entire loan balance becomes due and payable 90 days following Mr. Bennett’s resignation or termination for cause, or two years following Mr. Bennett’s termination for any other reason, but in no event later than February 17, 2010. The loan is secured by Mr. Bennett’s principal residence. As of September 30, 2002, the outstanding principal balance on this loan was $4,375,000, which is the most principal Mr. Bennett owed under the loan since the beginning of fiscal 2002.

Pursuant to Lorrie Norrington’s July 31, 2001 employment agreement, Intuit agreed to provide Ms. Norrington, an Executive Vice President of Intuit, with a $5,000,000 relocation loan to purchase a home close to Intuit’s corporate offices. In March 2002, the Compensation Committee approved a $500,000 increase to the $5,000,000 agreed-upon loan amount for a total approved loan of $5,500,000. We funded the loan in June 2002. Per Ms. Norrington’s employment agreement, the original $5 million of the loan is interest free through the earlier of June 2006, her date of resignation or date of termination for cause. Thereafter, annual interest accrues and is payable at 5.77% per year. Interest accrues on the remaining $500,000 at 5.77% per year, and interest payments are due on each September 30, beginning in 2002. In accordance with Ms. Norrington’s employment agreement, the entire loan balance becomes due and payable on the earliest to occur of four years from the date of her involuntary termination, termination without cause or termination for death or disability, six months from the date of her resignation or date of termination for cause or July 31, 2010. The loan is secured by Ms. Norrington’s principal residence. As of September 30, 2002, the outstanding principal balance on this loan was $5,500,000, which is the most principal Ms. Norrington owed under the loan since the beginning of fiscal 2002.

Also in March 2002, the Compensation Committee approved a bridge loan to Ms. Norrington in connection with the purchase of her new residence. The principal amount of the loan was $1,000,000 (which is the most Ms. Norrington owed under the loan since the beginning of fiscal 2002) and accrued interest through September 30, 2002 at 3.18% per year was $10,070. The loan was secured by Ms. Norrington’s personal residence. In accordance with the loan’s terms, Ms. Norrington repaid all accrued interest and principal due under the bridge loan on September 30, 2002.

In October 2000, the Compensation Committee approved a loan to Richard W. Ihrie, Intuit’s Senior Vice President and Chief Technology Officer, in connection with his purchase of a home close to Intuit’s corporate offices. The principal amount of the loan is $1,800,000 and the interest rate was 6.09% per year. In November 2001, the Compensation Committee reduced the interest rate to 4.09% to reflect lower applicable federal rates. Annual interest payments are due on August 1, beginning in 2001. In accordance with

Mr. Ihrie’s offer letter, Intuit forgave the first interest payment of $78,156 that otherwise would have been due on August 1, 2001. Mr. Ihrie paid the second interest payment of $81,638. The entire loan balance becomes due and payable 10 days following Mr. Ihrie’s termination for any reason other than death or permanent disability, which would give him 180 days to repay the loan, but in no event later than November 24, 2010. The loan is secured by Mr. Ihrie’s current residence. As of September 30, 2002, the outstanding principal balance on this loan was $1,800,000, which is the most principal Mr. Ihrie owed under the loan since the beginning of fiscal 2002.

In addition, in January 2001, the Compensation Committee approved a bridge loan to Mr. Ihrie in connection with the purchase of his new residence. The principal amount of the loan was $1,960,000 (which is the most Mr. Ihrie owed under the bridge loan since the beginning of fiscal 2002) and the interest rate was 6.15% per year. In accordance with the loan’s terms, Mr. Ihrie paid $400,000 in February 2001 and the $960,000 balance of the outstanding principal in September 2001. In October 2001, the Compensation Committee authorized Intuit to forgive all $81,815 of the accrued interest under this bridge loan in order to offset additional, unanticipated expenses Mr. Ihrie incurred in connection with the sale of his former residence.

In September 2000, Intuit loaned Dennis Adsit, now a Senior Vice President of Intuit, $1,030,500 in connection with his relocation to California at the time he joined Intuit. Mr. Adsit is required to make annual interest payments under the loan each September, beginning in 2001. Mr. Adsit has a relocation benefits agreement with Intuit under which Mr. Adsit’s obligation to pay interest under the note is reduced by 5% for the first year, 4% for the second year, 3% for the third year, 2% for the fourth year and 1% for the fifth year. From its inception until November 2001, the loan had an interest rate of 6.09%, the applicable federal rate in September 2000. As provided in the relocation benefits agreement and the promissory note, Mr. Adsit made his first accrued interest payment under the note at a 1.09% rate. In November 2001, the Compensation Committee approved a reduction in the 6.09% interest rate to 4.09% to reflect lower applicable federal rates. The 4.09% interest rate is subject to the interest reduction provisions of the relocation benefits agreement. The entire loan balance becomes due and payable on the earliest to occur of September 29, 2010, 10 days following Mr. Adsit’s termination for reasons other than death or permanent disability, or 90 days following Mr. Adsit’s termination due to his death or permanent disability. The loan is secured by the property. As of September 30, 2002, the outstanding balance on this loan was $1,030,500, which is the most principal Mr. Adsit owed under the loan since the beginning of fiscal 2002.

In December 2001 we extended to Mr. Adsit a $75,000 loan with a maximum five-year term, in connection with his relocation to Tucson, Arizona. The loan is secured by Mr. Adsit’s Tucson residence. The interest rate is 3.93% per year. Annual interest payments are due on December 31, beginning in 2002. The entire loan balance becomes due and payable on the earliest to occur of December 29, 2006, 90 days following his death or permanent disability or ten days from the date of his retirement or termination. As of September 30, 2002, the outstanding balance on this loan was $75,000, which is the most principal Mr. Adsit owed under the loan since the beginning of fiscal 2002.

In October 2000, the Compensation Committee approved a short-term bridge loan to Thomas Allanson, now a Senior Vice President of Intuit, in connection with his relocation from Oregon to California when he joined Intuit. The principal amount of the loan was $1,305,000. Under the original terms of the loan, no interest would be due under the note unless Mr. Allanson defaulted, then the interest rate would be 6.3% per year. The loan originally matured on April 12, 2001. However, the Compensation Committee extended the term several times to accommodate difficulties Mr. Allanson experienced in selling his Oregon home, finally extending the term of the note to a maximum ten-year mortgage upon Mr. Allanson’s payment of at least 20% of the outstanding principal. In April 2002, Mr. Allanson paid $261,000, and the loan was amended and restated as a maximum ten-year mortgage in the principal amount of $1,044,000 at an interest rate of 5.54% per year. The loan is secured by Mr. Allanson’s residence. Annual interest payments are due on September 30, beginning in 2002. The entire loan balance becomes due and payable on the earliest to occur of April 30, 2012, thirty days from the date of his death or permanent disability or ten days from the date of his retirement or termination. As of September 30, 2002, the outstanding principal balance on this loan was $1,044,000, which is the most principal Mr. Allanson owed under the loan since the beginning of fiscal 2002.

Other Related Party Transactions

In March 2001, the Compensation Committee approved a loan to Mr. Bennett to assist him in paying withholding tax that became due relating to the vesting of 37,500 shares of his Intuit restricted stock. The principal amount of the loan was $462,391 and the interest rate was 5.50% per year. In November 2001, the Compensation Committee approved the refinancing of outstanding executive loans, and the interest rate on Mr. Bennett’s note was dropped to the then-current applicable federal rate of 5.24%. In February 2002, the Compensation Committee approved increasing the loan amount to cover his income tax liability relating to the additional vesting of 37,500 shares of his Intuit restricted stock. At that time the note was also amended to shorten the maturity date of the note to February 2005, and the interest rate on this note was dropped to the then-current applicable federal rate for short-term instruments. The first annual interest payment became due in March 2002, and Mr. Bennett paid Intuit the full $23,847. Annual interest payments will be due each February. The loan is full recourse and is secured by the 75,000 shares of vested Intuit common stock that Mr. Bennett owns. The entire loan balance becomes due and payable on the earliest to occur of the sale or other transfer of any of the 75,000 shares, 90 days following Mr. Bennett’s resignation or termination for cause, two years following Mr. Bennett’s termination for any other reason or February 19, 2005. As of September 30, 2002, the outstanding principal balance on this loan was $1,066,400, which was the most principal Mr. Bennett owed under the loan since the beginning of fiscal 2002.

In March 1999, Brooks Fisher, now a Vice President and Intuit’s Chief Marketing Officer, was extended a loan in connection with the purchase of residential property. The principal amount of the loan was $200,000, and the interest rate was 4.67% per year. In November 2001, the Compensation Committee approved reducing the interest rate to 2.71% to reflect the lower applicable federal rates. Annual payments of $40,000 toward principal plus any accrued interest were due on each March 23, beginning in 2000. Mr. Fisher repaid the loan on September 30, 2002.

STOCKHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at Intuit’s next Annual Meeting of Stockholders must submit the proposal, in writing, so that Intuit receives it at our principal executive offices by June 25, 2003 in order for the proposal to be included in our Proxy Statement and proxy for the meeting. Any stockholder who wishes to bring a proposal before next year’s Annual Meeting of Stockholders, but does not seek to include it in our proxy materials, must provide written notice of the proposal to Intuit’s Secretary, at our principal executive offices, between September 3, 2003 and October 3, 2003. In addition, our stockholders must comply with the procedural requirements in our bylaws. Stockholders can obtain a copy of our bylaws from us upon request. The bylaws are also on file with the SEC. For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) we receive notice of the proposal between September 3, 2003 and October 3, 2003 and advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business in October 3, 2003. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Intuit’s directors, executive officers, and 10% stockholders to file forms with the SEC to report their ownership of Intuit shares and any changes in ownership. Anyone required to file forms with the SEC must also send copies of the forms to Intuit. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2002, except Caroline Donahue did not timely report on Form 5 a 30,000-share option grant that she received in April 2001, William Emerson did not timely report on Form 3 options held by his spouse to purchase 184 shares of Intuit stock, and Sherry Whiteley did not timely report on Form 4 a sale of 468 shares.

OTHER MATTERS

Our Board of Directors does not currently intend to bring any other business before the Meeting and is not aware of any other business to be brought before the Meeting. If any other business is properly brought before the Meeting, including consideration of a motion to adjourn or postpone the Meeting in order to, among other things, solicit additional proxies, the proxy holders will vote the proxies based on their judgment.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX 1

INTUIT INC.

CORPORATE GOVERNANCE PRINCIPLES

FOR
THE BOARD OF DIRECTORS

July 10, 2002

A. INTRODUCTION

      The Board of Directors of Intuit Inc. has adopted these governance principles to assist it in following corporate practices that serve the best interests of the Company and its stockholders. The Board intends that these Principles serve as a flexible framework within which the Board may conduct its business, not as a set of binding legal obligations. The Principles should be interpreted in the context of all applicable laws, the Company’s charter documents and other governing legal documents. See Section G for definitions of certain terms used in these Principles.

B. ROLES AND RESPONSIBILITIES

      1. Role of Senior Management. Senior management, led by the Chief Executive Officer, is responsible for the running the Company’s day-to-day operations and appropriately informing the Board of the status of such operations.

      2. Role of the Board of Directors. The Board oversees management’s performance on behalf of the Company’s stockholders. Its primary duties are (1) to oversee the Chief Executive Officer who, with senior management, runs the Company on a daily basis, and (2) to monitor management’s performance to ensure that the Company operates in an effective, efficient and ethical manner in order to produce value for the Company’s stockholders.

      3. Formal Evaluation of Performance and Compensation of Officers. The Board of Directors is responsible for the annual evaluation of the performance of the Company’s Officers, including the Chief Executive Officer. The Board has delegated decisions with respect to compensation of Officers to the Compensation Committee of the Board. The Compensation Committee will consult with the Chief Executive Officer with respect to the evaluation of all Officers, except the Chief Executive Officer.

C. BOARD COMPOSITION AND SELECTION OF DIRECTORS

      1. Size of the Board. The number of directors that constitutes the Board shall be fixed from time to time by a resolution adopted by a majority of the Board. The Board shall periodically review its size to ensure that the current number of members most effectively supports the Company.

      2. Proportion of Independent Directors. The Board believes that there should be a majority of independent directors on the Board. The Board also believes it is often in the Company’s best interests to have former members of management, in addition to the Chief Executive Officer, serve as directors.

      3. Selection of New Directors. The Company’s stockholders annually elect the directors who will serve on the Company’s Board. The Board is responsible for nominating individuals to present to the stockholders as candidates for Board membership and for selecting members to fill Board vacancies. The Board has delegated to the Nominating Committee the screening process for identifying possible candidates. The Board and the Nominating Committee consider the mix of director characteristics, experiences and diverse perspectives and skills that are most appropriate to meet the Company’s needs.

      4. Outside Directors Who Change their Present Job Status. An Outside Director shall inform the Chairman of the Board of any principal occupation change, including retirement. The director shall offer his or her resignation, subject to acceptance by the full Board. The Chairman of the Board shall advise the Board of

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such change in status, and the Board shall determine the continued appropriateness of Board membership under these circumstances.

      5. Retirement Policy. The Board has adopted a retirement policy for directors under which a director must resign from the Board when he or she reaches age 72 or prior to the next annual meeting of stockholders. The Board, in consultation with management and the retiring member, shall determine on which of the above dates the resignation shall become effective.

D. BOARD PROCEDURES

      1. Selection of Chairman and Chief Executive Officer. The Board of Directors shall select and appoint the Chairman of the Board and the Chief Executive Officer.

      2. Lead Independent Director. If the Chairman of the Board is also the Chief Executive Officer, then the Board shall designate a lead Independent Director to coordinate among the other Independent Directors. Currently, the positions of the Chairman of the Board and Chief Executive Officer are separate.

      3. Attendance at Board Meetings. The Board has four regularly scheduled meetings each fiscal year, plus special meetings as required. Each Board member shall make every effort to attend each board meeting, preferably in person but in special circumstances via telephone conference call or other electronic means.

      4. Time Commitment and Board Service. Each Board member is expected to ensure that his or her other existing and planned future commitments do not materially interfere with such member’s service on the Company’s Board.

      5. Closed Sessions Among All Board Members and Among Outside Board Members. The Board shall hold two closed sessions at the end of each regularly scheduled Board meeting: one among all Board members and legal counsel, and the other among Outside Directors and legal counsel.

      6. Conflicts of Interest.

•	Director Conflicts of Interest. A director’s other relationships, including business, family, or those with non-profits, could occasionally give rise to the perception that the director has a material, personal interest on a particular issue involving the Company. The Board — after consulting with counsel if the Board deems necessary or appropriate — shall determine on a case-by-case basis whether a conflict of interest actually exists. The Board shall take appropriate steps to identify such potential conflicts and to ensure that all directors voting on an issue are disinterested with respect to that issue. For example, a Board member shall discuss his or her service on another board with the Chairman of the Board if there is a potential for a conflict of interest. If the Chairman, in consultation with counsel as appropriate, identifies a potential conflict, then the Chairman shall raise the issue with the Audit Committee, and the full Board if appropriate.

•	Officer Conflicts of Interest. An Officer’s other relationships, including business, family, or those with non-profits, could occasionally give rise to the perception that the individual has a material, personal interest on a particular issue involving the Company. The Board has delegated the task of evaluating certain conflicts of interest to the Audit Committee of the Board. The Audit Committee — after consulting with counsel if the committee deems necessary or appropriate — shall determine on a case-by-case basis whether a conflict of interest actually exists.

•	Related Party Transactions. The Audit Committee shall review and approve any related party transaction (excluding transactions that are subject to review by the Compensation Committee of the Board). A “related party transaction” is as defined in Item 404(a) of Regulation S-K of the SEC, which governs disclosure of these types of transactions in public company reports.

•	Auditor Independence. The Board is responsible for ensuring the independence of the Company’s independent auditors. The Board has delegated this task to the Audit Committee.

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      5. Availability of Outside Advisors. The Board and its Committees may retain outside advisors — legal, accounting, investment banking, and any others as deemed necessary or appropriate — of its choosing at the Company’s expense. The Board need not obtain management’s consent to retain outside advisors.

      6. Access to Information and Employees. The Board shall have complete, unfettered access to any information about the Company that it deems necessary or appropriate to carry out its duties. This includes, among other things, access to the Company’s employees (senior management, in particular), documents and the Company’s facilities.

      7. Corporate Governance Principles. The Board shall review these Principles at least every two years.

E. BOARD COMMITTEES

      1. Number and Composition of Committees. The Company’s Board currently has four committees: Audit, Compensation, Nominating and Executive. From time to time the Board may form a new committee or disband a current committee depending upon the circumstances. Committee composition shall conform to the requirements of The Nasdaq Stock Market and other applicable regulations, as they may be amended from time to time. Specifically, the Company’s Audit Committee and Compensation Committee shall consist solely of independent directors.

      2. Appointment and Term of Service of Committee Members. The Board shall appoint Committee members and Committee chairpersons (if any), who shall serve until their resignation or until the Board appoints a successor.

      3. Committee Proceedings. Committee proceedings shall conform to the requirements of The Nasdaq Stock Market and other applicable regulations, as they may be amended from time to time. Specifically, the Company’s Audit Committee and Compensation Committee shall be governed by written charters approved by the Board and by the applicable committee. All Board members are welcome to attend committee meetings. The agendas and meeting minutes of the committees shall be shared with the full Board (if requested). The committee members shall periodically report to the Board on significant matters discussed by the committees.

F. BOARD COMPENSATION

      Outside Directors members participate in the Intuit Inc. 1996 Directors Stock Option Plan. Each member is reimbursed for reasonable out-of-pocket expenses incurred in performing his or her duties as a director, including expenses incurred to attend director education seminars. As of the date of these Principles, no Board member receives cash compensation for serving as a director. It is appropriate for the management to report from time to time to the Compensation Committee on the status of Board compensation in relation to other similarly situated U.S. companies to ensure that the Company’s Board compensation is appropriate and competitive.

G. DEFINITIONS

      1. Independent Director. An “Independent Director” means one who satisfies The Nasdaq Stock Market Issuer requirements for independent directors (Nasdaq Stock Market Rule 4200), as they may be amended from time to time.

      2. Officer. An “Officer” means an individual who is deemed an executive officer for purposes of Section 16 of the Securities Exchange Act of 1934.

      3. Outside Director. An “Outside Director” means any director who is not currently or formerly an employee of the Company.

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APPENDIX 2

INTUIT INC.

CHARTER OF THE

AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

October 9, 2002

A. PURPOSE

      The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Intuit Inc. (the “Company”) is to assist the Board in fulfilling its oversight responsibilities relating to the Company’s financial accounting, reporting, and controls. The Committee’s principal functions are as follows:

•	Monitor the independence and performance of the Company’s independent auditors.

•	Monitor the integrity of the Company’s financial reporting processes and internal control systems.

•	Provide an avenue of communication among the independent auditors, the Company’s financial and senior management, the internal auditing department and the Board.

      In order to serve these functions, the Committee shall have direct access to Company personnel and documents, and shall have authority to conduct any investigation into any matters appropriate to fulfilling its responsibilities. The Committee may retain, at the Company’s expense, special legal, accounting or other consultants or experts of its choice that it deems necessary in the performance of its duties.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations or the Company’s policies and procedures.

B. MEMBERSHIP

      All members of the Committee will be appointed by, and shall serve at the discretion of, the Board, subject to the membership eligibility requirements described below.

      The Committee shall consist of at least three members of the Board. Each member shall be an “independent” Board member, as defined in the applicable rules and regulations of the Nasdaq Stock Market (the “Rules”). All members of the Committee shall have the ability to read and understand fundamental financial statements, or become able to do so within a reasonable time after joining the Committee. At least one member of the Committee shall have accounting, financial management or financial oversight experience, as required by the Rules.

C. RESPONSIBILITIES

      The Committee shall have the following responsibilities, and it may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

      1. Responsibilities Relating to Independent Auditors

•	The Committee shall communicate with the Company’s independent auditors about the Company’s expectations regarding the relationship with the auditors, including the auditors’ ultimate accountability to the Board and the Committee.

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•	The Committee shall review the independence and performance of the independent auditors, annually recommend to the Board the appointment of the independent auditors when appropriate, or approve any discharge of the auditors when appropriate.

•	In connection with reviewing the independence of the auditors, the Committee shall discuss with the auditors, on an annual basis, all material relationships and professional services provided to the Company by the auditors that could impair the auditors’ independence. To facilitate this discussion, the auditors shall, on an annual basis, provide a letter to the Committee describing any such relationships.

•	The Committee shall review the general scope and plan for the independent auditors’ annual audit and review and annually approve, in advance, the fees to be charged by the independent auditors for their auditing services.

•	The Committee shall pre-approve, in accordance with procedures established by the Company from time to time, all non-audit services to be provided by the Company’s independent auditors to the Company and/or any of its subsidiaries. The Committee may delegate the authority to grant such pre-approvals to one or more members of the Committee, provided that the pre-approval decision and related services are presented to the Committee for formal approval at its next regularly scheduled meeting.

•	The Committee shall meet with the independent auditors and financial management of the Company to review the results of the annual audit, including comments or recommendations of the independent auditors outlined in the auditors’ annual management letter.

•	The Committee shall meet at least twice each year with the Company’s independent auditors, without members of management present, to discuss (1) the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel; (2) any significant issues regarding accounting principles, practices and judgments; (3) the cooperation that the independent auditors received during the course of the most recent audit; and (4) any other matters that the Committee deems necessary or advisable in connection with fulfilling its responsibilities.

•	The Company shall adopt a policy that appropriately restricts the hiring of employees of its current and former independent auditors. The Committee shall review this policy from time to time.

      2. Responsibilities Relating to the Internal Audit Department

•	The Committee shall perform an annual review of the Internal Audit Department, including the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee shall also annually assess the independence and authority of the Internal Audit Department’s reporting obligations.

•	The Committee shall review significant reports prepared by the Internal Audit Department, together with management’s responses, and follow-up to these reports.

•	The Committee shall meet at least twice each year with the Company’s Internal Audit Department, without members of management present, to discuss any matters that the Committee deems necessary or advisable in connection with fulfilling its responsibilities.

      3. Review Procedures

•	In consultation with management, the independent auditors and the Internal Audit Department, the Committee shall consider the integrity of the accounting and financial reporting processes and controls of the Company. This consideration shall encompass (1) meeting periodically with the independent auditors, the internal auditors, and financial and accounting personnel to discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures; and (2) reviewing significant findings prepared by the independent auditors and the internal auditors, together with management’s responses.

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•	The Committee shall review the annual financial statements contained in the Company’s Form 10-Ks and annual earnings press releases prior to their release to the public. This review shall include (1) discussions with management and the independent auditors concerning any significant issues regarding accounting principles, practices and judgments (including any changes in accounting principles), and (2) discussions with the independent auditors’ concerning their judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. The annual review shall form the basis for the Committee’s report to be included in the Company’s annual proxy statement in accordance with SEC rules and regulations.

•	The Committee shall perform similar reviews with respect to the Company’s Form 10-Qs and quarterly earnings press releases, and management will provide all information requested by the Committee in order to perform quarterly reviews.

•	The Committee shall review and assess the adequacy of this Charter at least once annually, shall make recommendations to the Board where appropriate to amend this Charter and shall direct the Company to publish the full Charter in its annual proxy statement at least once every three years.

•	The Committee shall review and approve any related party transaction (excluding transactions that are subject to review by the Compensation Committee of the Board). A “related party transaction” is as defined in Item 404(a) of Regulation S-K of the SEC, which governs disclosure of these types of transactions in public company reports.

D. PROCEDURAL MATTERS

      Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee will maintain written minutes of its meetings, which will be filed with the Company’s minute book along with the minutes of the meetings of the Board. The Committee shall periodically report to the Board on significant matters related to the Committee’s responsibilities.

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APPENDIX 3

INTUIT INC.

SENIOR EXECUTIVE INCENTIVE PLAN

As Adopted by the Compensation Committee of the Board on October 9, 2002

1.	Purposes

The Intuit Inc. Senior Executive Incentive Plan is a component of Intuit’s overall strategy to pay its employees for performance. The purposes of this Plan are to: (A) motivate senior executives by tying their compensation to performance; (B) reward exceptional performance that supports overall Intuit objectives; and (C) attract and retain top performing employees.

2.	Definitions

      A. “Award” means any cash incentive payment made under the Plan.

      B. “Code” means the Internal Revenue Code of 1986, as amended.

      C. “Committee” means the Compensation Committee of Intuit’s Board of Directors, or such other committee designated by that Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall be comprised solely of directors who are outside directors under Code Section 162(m).

      D. “Intuit” means Intuit Inc. and any corporation or other business entity of which Intuit (i) directly or indirectly has an ownership interest of 50% or more, or (ii) has a right to elect or appoint 50% or more of the board of directors or other governing body.

      E. “Senior Executive” means an Intuit employee who holds a position with the title of Senior Vice President or above.

      F. “Participant” means any Senior Executive to whom an Award is granted under the Plan.

      G. “Plan” means this Plan, which shall be known as the Intuit Senior Executive Incentive Plan.

3.	Administration

      A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

           (i)     interpret and determine all questions of policy and expediency pertaining to the Plan;

           (ii)     adopt such rules, regulations, agreements and instruments as it deems necessary for its proper administration;

           (iii)     select Senior Executives to receive Awards;

           (iv)     determine the terms of Awards;

           (v)     determine amounts subject to Awards (within the limits prescribed in the Plan);

           (vi)     determine whether Awards will be granted in replacement of or as alternatives to any other incentive or compensation plan of Intuit or an acquired business unit;

           (vii)     grant waivers of Plan or Award conditions (but with respect to Awards intended to qualify under Code Section 162(m), only as permitted under that Section);

           (viii)     accelerate the payment of Awards (but with respect to Awards intended to qualify under Code Section 162(m), only as permitted under that Section);

           (ix)     correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award notice;

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           (x)     take any and all other actions it deems necessary or advisable for the proper administration of the Plan;

           (xi)     adopt such Plan procedures, regulations, subplans and the like as it deems are necessary to enable Senior Executives to receive Awards; and

           (xii)     amend the Plan at any time and from time to time, provided however that no amendment to the Plan shall be effective unless approved by Intuit’s stockholders, to the extent such stockholder approval is required under Code Section 162(m) with respect to Awards which are intended to qualify under that Section.

      B. The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards which are intended to qualify as performance-based compensation under Code Section 162(m).

4.	Eligibility

Only Senior Executives designated by the Committee as eligible may become Participants in the Plan.

5.	Performance Goals

      A. The Committee shall establish performance goals applicable to a particular fiscal year (or performance period) prior to its start, provided, however, that such goals may be established after the start of the fiscal year (or performance period) but while the outcome of the performance goal is substantially uncertain if such a method of establishing performance goals is permitted under proposed or final regulations issued under Code Section 162(m).

      B. Each performance goal applicable to a fiscal year (or performance period) shall identify one or more Intuit business criteria and/or any business unit that are to be monitored during the fiscal year (or performance period), such as:

Net income

Stockholder return
Earnings per share
Revenue
Return on investment
Revenue growth
Operating income
Market share
Strategic positioning
Return on net assets programs
Return on equity
Cash flow
New product releases
Employee productivity and satisfaction metrics

      C. The Committee shall determine the target level of performance that must be achieved with respect to each criterion that is identified in a performance goal in order for a performance goal to be treated as attained.

      D. The Committee may base performance goals on one or more of the foregoing business criteria. In the event performance goals are based on more than one business criterion, the Committee may determine to make Awards upon attainment of the performance goal relating to any one or more of such criteria, provided the performance goals, when established, are stated as alternatives to one another at the time the performance goal is established.

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6.	Awards

      A. Awards may be made on the basis of Intuit and/or business unit performance goals and formulas determined by the Committee. During any Intuit fiscal year, no Participant shall receive an Award of more than $5,000,000.

      B. The Committee, in its discretion, may reduce or eliminate a Participant’s Award at any time before it is paid, whether or not calculated on the basis of pre-established performance goals or formulas.

      C. The payment of an Award requires that the Participant be an active employee and on Intuit’s payroll on the day the Award is paid to receive any portion of the Award. The Committee may make exceptions to this requirement in the case of retirement, death or disability, or in the case of a corporate change in control as determined by the Committee in its sole discretion.

      D. Intuit shall withhold all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to the receipt or payment of any Award.

      E. At the discretion of the Committee, and separate from deferrals permitted under the Intuit Inc. Executive Deferred Compensation Plan, payment of an Award or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be unfunded and shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also credit earnings on cash payments that are deferred and set the rates of such interest.

7.	General

      A. The Plan shall become effective as of February 1, 2003, subject to stockholder approval of the Plan prior to such date.

      B. Any rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. No Participant may create a lien on any funds or rights to which he or she may have an interest under the Plan, or which is held by Intuit for the account of the Participant under the Plan.

      C. Participation in the Plan shall not give any Senior Executive any right to remain in Intuit’s employ. Further, the adoption of this Plan shall not be deemed to give any Senior Executive or other individual the right to be selected as a Participant or to be granted an Award.

      D. To the extent any person acquires a right to receive payments from Intuit under this Plan, such rights shall be no greater than the rights of an unsecured creditor of Intuit’s.

      E. The Plan shall be governed by and construed in accordance with the laws of the State of California.

      F. The Board may amend or terminate the Plan (i) at any time and for any reason subject to stockholder approval and (ii) at any time and for any reason if and to the extent the Plan’s qualification under Code Section 162(m) would not be adversely affected.

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INTUIT INC.

2002 EQUITY INCENTIVE PLAN

As Adopted by the Board on October 24, 2001
and Amended by the Board on November 26, 2001i
and Approved by Stockholders on January 18, 2002
and Amended by the Board on May 1, 2002
and Amended by the Board on October 9, 2002

     1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company its Parent or Subsidiaries by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2. SHARES SUBJECT TO THE PLAN.

          2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the following number of Shares are available for grant and issuance under the Plan: (a) 12,850,000 Shares, plus (b) 1,900,000 Shares resulting from authorized shares not issued or subject to outstanding grants under the Company’s 1993 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined in Section 19); plus (c) Shares that are subject to: (i) issuance upon exercise of an Option but cease to be subject to the Option for any reason other than exercise of the Option; (ii) an Award that otherwise terminates without Shares being issued; or (iii) are subject to an Award that is forfeited or are repurchased by the Company at the original issue price. No more than 10,000,000 shares shall be issued as ISOs. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unvested Awards granted under the Plan.

          2.2 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the number of Shares subject to other outstanding Awards, (d) the 10,000,000 maximum number of shares that may be issued as ISOs set forth in Section 2.1; (e) the 2,000,000 and 3,000,000 maximum number of shares that may be issued to an individual in any one calendar year set forth in Section 3; and (f) the annual 500,000 Share limit on the aggregate number of Shares that may be: (i) made subject to an Option granted at an Exercise Price of less than Fair Market Value on the date of grant, (ii) issued under the Plan as a Stock Bonus; and (iii) issued under the Plan as a Restricted Stock Award at a Purchase Price of less than Fair Market Value on the date the Award is made, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value, or will be rounded up to the nearest Share, as determined by the Committee; and provided further that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

     3. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary; provided that such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Committee (or its designee under 4.1(c)) will from time to time determine and designate among the eligible persons who will be granted one or more Awards under the Plan. A person may be granted more than one Award under the Plan. However, no person will be eligible to receive more

i Amended by the Board on November 26, 2001 solely to reserve 8,000,000 new shares for grant and issuance under Section 2.1(a) of the Plan.

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than 2,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary (including new employees who are also officers and directors of the Company or any Parent or Subsidiary), who are eligible to receive up to a maximum of 3,000,000 Shares in the calendar year in which they commence their employment.

     4. ADMINISTRATION.

          4.1 Committee Authority. The Plan shall be administered by the Committee. Subject to the terms and conditions of the Plan, the Committee will have full power to implement and carry out the Plan. Without limiting the previous sentence, the Committee will have the authority to:

(a)	construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)	prescribe, amend and rescind rules and regulations relating to the Plan, including determining the forms and agreements used in connection with the Plan; provided that the Committee may delegate to the President, the Chief Financial Officer or the officer in charge of Human Resources, in consultation with the General Counsel, the authority to approve revisions to the forms and agreements used in connection with the Plan that are designed to facilitate Plan administration, and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan;

(c)	select persons to receive Awards; provided that the Committee may delegate to one or more executive officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company;

(d)	determine the terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability, transferability, and payment of Awards;

(i)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned;

(k)	amend the Plan, except for amendments that increase the number of Shares available for issuance under the Plan or change the eligibility criteria for participation in the Plan; or any other amendments that require approval of the stockholders of the Company; or

(l)	make all other determinations necessary or advisable for the administration of the Plan.

          4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by Participant or the Company to the Committee

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for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine (a) whether the Options will be ISOs or NQSOs; (b) the number of Shares subject to the Option, (c) the Exercise Price of the Option, (d) the period during which the Option may be exercised, and (e) all other terms and conditions of the Option, subject to the following:

          5.1 Form of Option Grant. Each Option granted under the Plan will be evidenced by a Stock Option Agreement that will expressly identify the Option as an ISO or NQSO. The Stock Option Agreement will be substantially in a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant the Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement, and a copy of the Plan and the current Prospectus for the Plan (plus any additional documents required to be delivered under applicable laws), will be delivered to the Participant within a reasonable time after the Option is granted. The Plan, the Prospectus and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

          5.3 Exercise Period and Expiration Date. Options will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Stock Option Agreement, subject to the provisions of Section 5.6, and subject to Company policies established by the Committee (or by individuals to whom the Committee has delegated responsibility) from time to time with respect to vesting during leaves of absences. The Stock Option Agreement shall set forth the last date that the option may be exercised (the “Expiration Date”); provided that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares subject to the Option as the Committee determines.

          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be less than Fair Market Value (but not less than the par value of the Shares); provided that (i) the Exercise Price of an ISO will not be less than the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing, no more than 500,000 Shares annually (less any Shares that have been issued under the Plan as Stock Bonuses or as Restricted Stock Awards at a price of less than Fair Market Value on the date of grant) may be made subject to Options granted an Exercise Price that is less than Fair Market Value on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 of the Plan and the Stock Option Agreement.

          5.5 Procedures for Exercise. A Participant or Authorized Transferee may exercise Options by following the procedures established by the Company’s Stock Administration Department, as communicated and made available to Participants through the stock pages on the Intuit Legal Department intranet web site, and/or through the Company’s electronic mail system.

          5.6 Termination.

     (a)  Vesting. Any Option granted to a Participant will cease to vest on the Participant’s Termination Date, if the Participant is Terminated for any reason other than “total disability” (as defined in this Section 5.6(a)) or death (or his or her death occurs within three months of Termination). Any Option granted to a Participant who is an employee who has been actively employed by the Company or any Subsidiary for one year or more or a director will vest as to 100% of the Shares subject to such Option, if the Participant is Terminated due to “total disability” or death (or his or her death occurs within three months of Termination). For purposes of this Section 5.6(a), “total

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disability” shall mean: (A) (i) for so long as such definition is used for purposes of the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan, that the Participant is unable to perform each of the material duties of any gainful occupation for which the Participant is or becomes reasonably fitted by training, education or experience and which total disability is in fact preventing the Participant from engaging in any employment or occupation for wage or profit; or, (ii) if such definition has changed, such other definition of “total disability” as determined under the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan; and (B) the Company shall have received from the Participant’s primary physician a certification that the Participant’s total disability is likely to be permanent. Any Option granted to an employee who is Terminated by the Company, or any Subsidiary or Parent within one year following the date of a Corporate Transaction, will immediately vest as to such number of Shares as the Participant would have been vested twelve months after the date of Termination had the Participant remained employed for that twelve month period.

     (b)  Post-Termination Exercise Period. Following a Participant’s Termination, the Participant’s Option may be exercised to the extent vested as set forth in Section 5.6(a):

(i)	no later than 90 days after the Termination Date if a Participant is Terminated for any reason except death or Disability, unless a longer time period, not exceeding five years, is specifically set forth in the Participant’s Stock Option Agreement; provided that no Option may be exercised after the Expiration Date of the Option; or

(ii)	no later than (A) twelve months after the Termination Date in the case of Termination due to Disability or (B) eighteen months after the Termination Date in the case of Termination due to death or if a Participant dies within three months of the Termination Date, unless a longer time period, not exceeding five years, is specifically set forth in the Participant’s Stock Option Agreement; provided that no Option may be exercised after the Expiration Date of the Option.

          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that the minimum number will not prevent a Participant from exercising an Option for the full number of Shares for which it is then exercisable.

          5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in that calendar year will be ISOs, and the Options for the Shares with a Fair Market Value in excess of $100,000 that become exercisable in that calendar year will be NQSOs. If the Code is amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated into the Plan and will apply to any Options granted after the effective date of the amendment.

          5.9 Notice of Disqualifying Dispositions of Shares Acquired on Exercise of an ISO. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after the exercise of the ISO (in either case, a “Disqualifying Disposition”), the Participant must immediately notify the Company in writing of such disposition. The Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant from the Disqualifying Disposition.

          5.10 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant’s rights under any Option previously granted; and provided, further that without stockholder approval, the modified, extended, renewed or new Option may not have a lower Exercise Price than the outstanding Option. Any outstanding ISO that is modified, extended,

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renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected, by a written notice to them; provided, however, that unless prior stockholder approval is secured, the Exercise Price may not be reduced below that of the outstanding Option.

          5.11 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs will be interpreted, amended or altered, and no discretion or authority granted under the Plan will be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

     6. RESTRICTED STOCK AWARDS. The Committee may award Restricted Stock Awards under the Plan to any eligible person. The Committee will determine the number of Shares subject to the Restricted Stock Award, the Purchase Price, the restrictions on the Shares and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by Restricted Stock Purchase Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. A Participant can accept a Restricted Stock Award only by signing and delivering to the Company a Restricted Stock Purchase Agreement, and full payment of the Purchase Price, within thirty days from the date the Restricted Stock Purchase Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award in this manner within thirty days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise.

          6.2 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee, and may be less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Notwithstanding the foregoing, the Committee may not award Restricted Stock for more than 500,000 Shares annually (less any Shares that have been made subject to Options granted with an Exercise Price of less than Fair Market Value on the date of grant or Stock Bonuses) with a Purchase Price that is less than Fair Market Value on the date of grant. Payment of the Purchase Price must be made in accordance with Section 8 of the Plan and the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company’s Stock Administration Department, as communicated and made available to Participants through the stock pages on the Intuit Legal Department intranet web site, and/or through the Company’s electronic mail system.

          6.3 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to all restrictions, if any, that the Committee may impose. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s Restricted Stock Purchase Agreement, which shall be in substantially in a form (which need not be the same for each Participant) as the Committee or an officer of the Company (pursuant to Section 4.1(b)) shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan and the Restricted Stock Purchase Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment for Shares to be purchased under any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

     7. STOCK BONUSES.

          7.1 Awards of Stock Bonuses. The Committee may award Stock Bonuses to any eligible person. No payment will be required for Shares awarded pursuant to a Stock Bonus. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary pursuant to a Stock Bonus Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the

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Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. Notwithstanding the foregoing, the Committee may not award Stock Bonuses for more than 500,000 Shares annually (less any Shares that have been made subject to Options granted with an Exercise Price of less than Fair Market Value on the Date of Grant and any Shares that have been issued under the Plan as Restricted Stock at a Purchase Price of less than Fair Market Value on the date of grant).

          7.2 Terms of Stock Bonuses. Stock Bonuses will be subject to all restrictions, if any, that the Committee imposes. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s Stock Bonus Agreement. The terms of Stock Bonuses may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Bonus, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the issuance of any Shares or other payment to a Participant pursuant to a Stock Bonus, the Committee will determine the extent to which the Stock Bonus has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and having different performance goals and other criteria.

          7.3 Form of Payment to Participant. The Committee will determine whether a Stock Bonus will be paid to the Participant in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value on the date of payment, and in either a lump sum payment or in installments.

          7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then the Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Stock Bonus Agreement, unless the Committee determines otherwise.

     8. PAYMENT FOR SHARE PURCHASES.

          8.1 Payment. Payment for Shares purchased pursuant to the Plan may be made by any of the following methods (or any combination of such methods) that are described in the applicable Stock Option Agreement or other Award Agreement and that are permitted by law:

(a)	in cash (by check);

(b)	in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participants’ heirs or legatees after Participant’s death, by cancellation of indebtedness of the Company to the Participant;

(c)	by surrender of Shares that either: (1) were obtained by the Participant or Authorized Transferee in the public market; or (2) if the Shares were not obtained in the public market, they have been owned by the Participant or Authorized Transferee for more than six months and have been paid for within the meaning of SEC Rule 144 (and, if the Shares were purchased from the Company by use of a promissory note, the note has been fully paid with respect to the Shares);

(d)	by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that a Participant who is not an employee of the Company may not purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; and provided, further, that the portion of the Purchase Price or Exercise Price equal to the par value of the Shares must be paid in cash.

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(e)	in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participants’ heirs or legatees after Participant’s death, by waiver of compensation due or accrued to Participant for services rendered;

(f)	by tender of property; or

(g)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)	through a “same day sale” commitment from Participant or Authorized Transferee and an NASD Dealer whereby the Participant or Authorized Transferee irrevocably elects to exercise the Option and to sell a portion of the Shares purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of the Shares to forward the Exercise Price directly to the Company; or

(2)	through a “margin” commitment from Participant or Authorized Transferee and an NASD Dealer whereby Participant or Authorized Transferee irrevocably elects to exercise the Option and to pledge the Shares purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of the Shares to forward the Exercise Price directly to the Company.

          8.2 Loan Guarantees. The Committee may, in its sole discretion, help a Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

          8.3 Issuance of Shares. Upon payment of the applicable Purchase Price or Exercise Price (or a commitment for payment from the NASD Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a “same-day sale” or “margin” commitment), and compliance with other conditions and procedures established by the Company for the purchase of shares, the Company shall issue the Shares registered in the name of Participant or Authorized Transferee (or in the name of the NASD Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a “same-day sale” or “margin” commitment) and shall deliver certificates representing the Shares (in physical or electronic form, as appropriate). The Shares may be subject to legends or other restrictions as described in Section 14 of the Plan.

     9. WITHHOLDING TAXES.

          9.1 Withholding Generally. Whenever Shares are to be issued under Awards granted under the Plan, the Company may require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for the Shares. If a payment in satisfaction of an Award is to be made in cash, the payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant or Authorized Transferee will have any rights as a stockholder of the Company with respect to any Shares until the Shares are issued to the Participant or Authorized Transferee. After Shares are issued to the Participant or Authorized Transferee, the Participant or Authorized Transferee will be a stockholder and have all the rights of a stockholder with respect to the Shares; provided, however, that if the Shares are Restricted Stock, any new, additional or different securities the Participant

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or Authorized Transferee may become entitled to receive with respect to the Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided further, that the Participant or Authorized Transferee will have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant’s original Exercise Price or Purchase Price pursuant to Section 14.

     11. TRANSFERABILITY. Except as otherwise provided in this Section 11, no Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and no Award may be made subject to execution, attachment or similar process.

          11.1 Awards Other Than NQSOs. All Awards other than NQSO’s shall be exercisable (a) during a Participant’s lifetime only by Participant or the Participant’s guardian or legal representative; and (b) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

          11.2 NQSOs. During a Participant’s lifetime an NQSO shall be exercisable by Participant or the Participant’s guardian or legal representative, and with the permission of the Committee, may be transferred to an Authorized Transferee.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase all or a portion of a Participant’s Shares that are not “Vested” (as defined in the Award Agreement), following the Participant’s Termination, at any time within ninety days after the later of (i) the Participant’s Termination Date or (ii) the date the Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares, at the Participant’s original Exercise Price or Purchase Price; provided that upon assignment of the right to repurchase, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan (whether in physical or electronic form, as appropriate) will be subject to stock transfer orders, legends and other restrictions that the Committee deems necessary or advisable, including without limitation restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system on which the Shares may be listed.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other transfer instruments approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in a form that the Committee has from time to time approved. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless the Award is in compliance with all applicable state, federal and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system on which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental

8

agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state, federal or foreign securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     16. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without cause.

     17. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     18. CORPORATE TRANSACTIONS.

          18.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or replace the Awards, as provided above, pursuant to a Corporate Transaction or if there is no successor corporation due to a dissolution or liquidation of the Company, such Awards shall immediately vest as to 100% of the Shares subject thereto at such time and on such conditions as the Board shall determine and the Awards shall expire at the closing of the transaction or at the time of dissolution or liquidation.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 18.1, in the event of a Corporate Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND STOCKHOLDER APPROVAL. The Plan was adopted by the Board on October 24, 2002 (the “Adoption Date”). The Plan will become effective when approved by stockholders of the Company, consistent with applicable laws, within twelve months after the Adoption Date (the “Effective Date”).

     20. TERM OF PLAN. The Plan will terminate ten years from the Adoption Date.

9

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan. In addition, pursuant to Section 4.1(k), the Board has delegated to the Committee the authority to make certain amendments to the Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans, or pursuant to the Exchange Act or any rule promulgated thereunder. In addition, no amendment that is detrimental to a Participant may be made to any outstanding Award without the consent of the Participant.

     22. NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

     23. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

(a)	“Authorized Transferee” means the permissible recipient, as authorized by this Plan and the Committee, of an NQSO that is transferred during the Participant’s lifetime by the Participant by gift or domestic relations order. For purposes of this definition a “permissible recipient” is: (i) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption; (ii) any person (other than a tenant or employee) sharing the Participant’s household; (iii) a trust in which the persons in (i) or (ii) have more than fifty percent of the beneficial interest; (iv) a foundation in which the persons in (i) or (ii) or the Participant control the management of assets; or (v) any other entity in which the person in (i) or (ii) or the Participant own more than fifty percent of the voting interest.

(b)	“Award” means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

(c)	“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(f)	“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Each member of the Committee shall be (i) a “non-employee director” for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an “outside director” for purposes of Section 162(m) of the Code, unless the Board has fewer than two such outside directors.

(g)	“Company” means Intuit Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(h)	“Corporate Transaction” means (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no

10

substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, (d) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company; or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

(i)	“Disability” means a disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(k)	“Exercise Price” means the price at which a Participant who holds an Option may purchase the Shares issuable upon exercise of the Option.

(l)	“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(1)	if such Common Stock is then quoted on the NASDAQ National Market, its last reported sale price on the NASDAQ National Market on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(2)	if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(3)	if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(4)	if none of the foregoing is applicable, by the Board of Directors in good faith.

(m)	“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(n)	“ISO” means an Incentive Stock Option within the meaning of the Code.

(o)	“NASD Dealer” means broker-dealer that is a member of the National Association of Securities Dealers, Inc.

(p)	“NQSO” means a nonqualified stock option that does not qualify as an Incentive Stock Option within the meaning of the Code.

(q)	“Option” means an award of an option to purchase Shares pursuant to Section 5 of the Plan.

(r)	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such

11

corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s)	“Participant” means a person who receives an Award under the Plan.

(t)	“Performance Award” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8 of the Plan.

(u)	“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(1)	Net revenue and/or net revenue growth;

(2)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(3)	Operating income and/or operating income growth;

(4)	Net income and/or net income growth;

(5)	Earnings per share and/or earnings per share growth;

(6)	Total stockholder return and/or total stockholder return growth;

(7)	Return on equity;

(8)	Operating cash flow return on income;

(9)	Adjusted operating cash flow return on income;

(10)	Economic value added; and

(11)	Individual business objectives.

(v)	“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

(w)	“Plan” means this Intuit 2002 Equity Incentive Plan, as amended from time to time.

(x)	“Prospectus” means the prospectus relating to the Plan, as amended from time to time, that is prepared by the Company and delivered or made available to Participants pursuant to the requirements of the Securities Act.

(y)	“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

(z)	“Restricted Stock Award” means an award of Shares pursuant to Section 6 of the Plan.

(aa)	“SEC” means the Securities and Exchange Commission.

(bb)	“Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

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(cc)	“Shares” means shares of the Company’s Common Stock $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 19, and any successor security.

(dd)	“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7 of the Plan.

(ee)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ff)	“Ten Percent Stockholder” means any person who directly or by attribution owns more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

(gg)	“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent or Subsidiary; provided that a Participant shall not be deemed to be Terminated if the Participant is on a leave of absence approved by the Committee or by an officer of the Company designated by the Committee; and provided further, that during any approved leave of absence, vesting of Awards shall be suspended or continue in accordance with guidelines established from time to time by the Committee. Subject to the foregoing, the Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

13

INTUIT INC.

1996 EMPLOYEE STOCK PURCHASE PLAN

As Adopted by the Board on October 7, 1996
And Approved by Stockholders on November 25, 1996
As Amended by the Board on October 24, 2001
And Approved by Stockholders on January 18, 2002
As Amended by the Compensation Committee on January 15, 2002
And As Most Recently Amended by the Board on October 9, 2002

     1. Establishment of Plan. The Company proposes to grant options for purchase of the Company’s Common Stock, $0.01 par value, to eligible employees of the Company and Participating Subsidiaries pursuant to this Plan. A total of 4,900,000 shares of the Company’s Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Capitalized terms not defined in the text are defined in Section 26 below. Any term not expressly defined in this Plan that is defined in Section 423 of the Code shall have the same definition herein.

     2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

     3. Administration. This Plan shall be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan and any agreement or document executed pursuant to this Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. The Committee shall have full power and authority to prescribe, amend and rescind rules and regulations relating to this Plan, including determining the forms and agreements used in connection with this Plan; provided that the Committee may delegate to the President, the Chief Financial Officer or the officer in charge of Human Resources, in consultation with the General Counsel or her designee, the authority to approve revisions to the forms and agreements used in connection with this Plan that are designed to facilitate administration of the Plan and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan. The Committee may amend this Plan, except for amendments described in Section 25 that require Board and stockholder approval. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Committee members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. Eligibility.

          (a) Prior to the Offering Period commencing December 16, 2001, any employee of the Company or of any Participating Subsidiary is eligible to participate in an Offering Period under this Plan, except the following:

Intuit Inc.
1996 Employee Stock Purchase Plan

               (i) employees who are not employed fifteen (15) days before the beginning of such Offering Period;

               (ii) employees who are customarily employed for less than twenty (20) hours per week;

               (iii) employees who are customarily employed for less than five (5) months in a calendar year; and

               (iv) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

          (b) Effective with the Offering Period commencing December 16, 2001, any employee of the Company or of any Participating Subsidiary is eligible to participate in an Offering Period under this Plan, except the following:

               (i) employees who are not employed fifteen (15) days before the beginning of such Offering Period; and

               (ii) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

          (c) An individual who provides services to the Company, or any Participating Subsidiary, as an independent contractor shall not be considered an “employee” for purposes of this Section 4 or this Plan, and shall not be eligible to participate in the Plan, except during such periods as the Company or the Participating Subsidiary, as applicable, is required to withhold U.S. federal employment taxes for the individual. This exclusion from participation shall apply even if the individual is reclassified as an employee, rather than an independent contractor, for any purpose other than U.S. federal employment tax withholding.

     5. Offering Dates.

          (a) Prior to the Offering Period commencing June 16, 2001, Offering Periods shall be of six (6) months duration commencing on December 16 and June 16 of each year and ending on June 15 and December 15 of each year, except for the first and second Offering Periods under this Plan. The first Offering Period began on January 1, 1997 and ended on June 30, 1997, and the second Offering Period began on July 1, 1997 and ended on December 15, 1997.

          (b) Effective with the Offering Period commencing June 16, 2001, Offering Periods shall be of twelve (12) months duration commencing on December 16 and June 16 of each year and ending

Intuit Inc.
1996 Employee Stock Purchase Plan

on the following December 15 and June 15. Each Offering Period shall consist of two six-month Accrual Periods during which payroll deductions of the Participants are accumulated under this Plan.

          (c) Effective with the Offering Period commencing June 16, 2003, Offering Periods shall be of twelve (12) months duration commencing on each June 16, September 16, December 16 and March 16 and ending on the following June 15, September 15, December 15 and March 15, respectively. Each Offering Period shall consist of four three-month Accrual Periods during which payroll deductions of the Participants are accumulated under this Plan. The Offering Period commencing December 16, 2002 shall be a transitional Offering Period of twelve (12) months duration comprised of one six-month Accrual Period commencing on December 16, 2002 and ending on June 15, 2003 and two three-month Accrual Periods, the first commencing on June 16, 2003 and ending on September 15, 2003 and the second commencing on September 16, 2003 and ending on December 15, 2003.

          (d) The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected.

     6. Participation in this Plan. An eligible employee may become a Participant in an Offering Period on the first Offering Date after satisfying the eligibility requirements by following the enrollment procedures established by the Company and enrolling in the Plan by the enrollment deadline established by the Company before such Offering Date. The enrollment deadline shall be the same for all eligible employees with respect to a given Offering Period. An eligible employee who does not timely enroll after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee follows the enrollment procedures established by the Company and enrolls in this Plan by the enrollment deadline established by the Company before a subsequent Offering Date. A Participant will automatically participate in each Offering Period commencing immediately following the last day of the prior Offering Period unless he or she withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Sections 11 or 12 below. A Participant is not required to file any additional agreement in order to continue participation in this Plan. An employee may only participate in one Offering Period at a time.

     7. Grant of Option on Enrollment. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee’s payroll deduction account during the applicable Accrual Period in such Offering Period by (b) the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Offering Date (but in no event less than the par value of a share of the Company’s Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company’s Common Stock); provided, however, that the number of shares of the Company’s Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Sections 10(a), 10(b) or 10(c) below with respect to the applicable Accrual Period. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 8 hereof.

     8. Purchase Price. The purchase price per share at which a share of Common Stock will be sold to Participants in any Offering Period shall be eighty-five percent (85%) of the lesser of:

Intuit Inc.
1996 Employee Stock Purchase Plan

          (a) The Fair Market Value on the Offering Date; or

          (b) The Fair Market Value on the Purchase Date;

provided, however, that in no event may the purchase price per share of the Company’s Common Stock be below the par value per share of the Company’s Common Stock.

     9. Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

          (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Accrual Period in an Offering Period. The deductions are made as a percentage of the Participant’s compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary and commissions. Payroll deductions shall commence on the first payday of each Accrual Period and shall end on the last payday that occurs in such Accrual Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, if the last payday that occurs in an Accrual Period is within five business days prior to the Purchase Date, the last payday may be deemed to be the immediately preceding payday, provided that such determination is made and announced prior to the scheduled beginning of the applicable Accrual Period.

          (b) A Participant may change the rate of payroll deductions during an Offering Period as set forth below:

               (i) Effective for Offering Periods commencing on or before December 16, 2002 (and through the first six-month Accrual Period in such Offering Period), a Participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective after the Company’s receipt of the authorization in accordance with the Company’s administrative procedures for the Plan and shall continue for the remainder of the Offering Period unless changed as described below. Such change lowering the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Accrual Period. A Participant who lowers his or her rate of payroll deduction during an Accrual Period may later request to cease payroll deductions during the same Accrual Period under Section 9(c) below through the first six-month Accrual Period in the Offering Period commencing December 16, 2002.

               (ii) Effective beginning with the first three-month Accrual Period in the Offering Period commencing December 16, 2002 and for each subsequent Offering Period, a Participant may lower or increase the rate of payroll deductions to be effective with the next Accrual Period in the Offering Period in which the Participant is enrolled by filing with the Company a new authorization for payroll deductions. The Participant must file the authorization before the beginning of the next Accrual Period during the same time period as enrollment is open under Section 6 above.

          (c) A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions before the beginning of such Offering Period by the deadline established by the Company and in accordance with the Company’s administrative procedures for the Plan.

          (d) Effective with the Offering Period commencing December 16, 2000 and ending with the first six-month Accrual Period in the Offering Period commencing December 16, 2002, a

Intuit Inc.
1996 Employee Stock Purchase Plan

participant may reduce his or her payroll deduction rate to zero during an Offering Period by filing with the Company a request to cease payroll deductions. Such request shall be effective after the Company’s receipt of the request in accordance with the Company’s administrative procedures for the Plan and provided the payroll deduction suspension request is made by the deadline established by the Company no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section 9(e) below. A Participant may not resume making payroll deductions during the Offering Period in which he or she reduces his or her payroll deduction rate to zero. Unless the Participant elects to withdraw effective following the purchase in accordance with Section 11 below, the Participant’s payroll deductions will automatically restart for the Offering Period that begins immediately following the Purchase Date at the rate that was in effect before the Participant filed his or her request to cease payroll deductions.

          (e) All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (f) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not timely submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Effective with the Offering Period commencing June 16, 2001, any cash remaining in a Participant’s account after such purchase of shares because the amount is insufficient to purchase a whole share shall be returned to the Participant, without interest. Prior to the Offering Period commencing June 16, 2001, any cash remaining in a Participant’s account after such purchase of shares because the amount is insufficient to purchase a whole share shall be carried forward, without interest, into the next Accrual Period. Any cash remaining in a Participant’s account after such purchase due to the limitations in Section 10 below shall be returned to the Participant, without interest. Subject to Section 12 below, no Common Stock shall be purchased on a Purchase Date on behalf of any employee or former employee whose participation in this Plan has terminated prior to such Purchase Date.

          (g) As promptly as practicable after the Purchase Date, the Company shall issue shares representing the shares purchased.

          (h) During a Participant’s lifetime, such Participant’s option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares issued for the benefit of a Participant under this Plan will be issued to an account in the name of the Participant or in the name of the Participant and his or her spouse.

     10. Limitations on Shares to be Purchased.

          (a) No Participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering

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1996 Employee Stock Purchase Plan

Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee is a Participant in this Plan.

          (b) No more than twice the number of shares that the Participant could have purchased at the price on an Offering Date may be purchased by a Participant on any single Purchase Date within that Offering Period.

          (c) No Participant shall be entitled to purchase more than the Maximum Share Amount on any single Purchase Date. Prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a Maximum Share Amount. In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all Participants must be notified of such Maximum Share Amount prior to the deadline established by the Company to enroll or change the rate of payroll deductions for the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

          (d) If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected thereby.

          (e) Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the Participant as soon as practicable after the end of the applicable Accrual Period, without interest.

     11. Withdrawal.

          (a) Each Participant may withdraw from an Offering Period under this Plan by withdrawing from the Plan in accordance to the procedures established by the Company by the deadline established by the Company for withdrawals.

          (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest, and his or her interest in this Plan shall terminate. In the event a Participant withdraws from this Plan in accordance with Section 11(a), he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above in Section 6 for initial participation in this Plan.

          (c) If the Fair Market Value on the first day of a current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the current Offering Period will end following the Purchase Date and the Company will automatically enroll such Participant in the Offering Period that begins immediately following the Purchase Date. Any funds accumulated in the Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. A Participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period in accordance with this Section 11(c).

     12. Termination of Employment.

Intuit Inc.
1996 Employee Stock Purchase Plan

          (a) Effective with the Offering Period commencing December 16, 2001 and ending with the Purchase Date of the first six-month Accrual Period in the Offering Period commencing December 16, 2002, if a Participant terminates employment for any reason within ninety (90) days prior to a Purchase Date, payroll deductions credited to the Participant’s account prior to the date his or her employment terminates shall be used to purchase shares of Common Stock of the Company in accordance with Section 9(f) above. If, however, the Participant or, in the event of the Participant’s death, the Participant’s legal representative, elects to withdraw from the Plan in accordance with Section 11 above, payroll deductions credited to the Participant’s account prior to the date his or her employment terminates shall be returned to the Participant or, in the case of his or her death, to his or her legal representative, without interest. If a Participant terminates employment for any reason more than ninety (90) days prior to a Purchase Date, payroll deductions credited to the Participant’s account prior to the date his or her employment terminates shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest.

          (b) Prior to the Offering Period commencing December 16, 2001 and effective immediately following the first Purchase Date of the Offering Period commencing December 16, 2002 and for subsequent Offering Periods, termination of a Participant’s employment for any reason, including retirement, death or the failure of a Participant to remain an eligible employee under Section 4 above, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest.

          (c) For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain an eligible employee in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated, the Company shall promptly deliver to the Participant all payroll deductions credited to such Participant’s account. No interest shall accrue on the payroll deductions of a Participant in this Plan.

     14. Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”; and provided further, that the price per share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

Intuit Inc.
1996 Employee Stock Purchase Plan

     In the event of the proposed dissolution or liquidation of the Company, each Offering Period will terminate immediately prior to the consummation of such proposed action and the accrued payroll deductions will be returned to each Participant without interest, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, shorten each Offering Period in progress and establish a new Purchase Date (the “Special Purchase Date”) upon which the accrued payroll deductions of each Participant who does not elect to withdraw his or her payroll deductions will be used to purchase whole shares with any remaining cash balance in a Participant’s account being returned to such Participant as soon as administratively practicable following the Special Purchase Date. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation does not assume or substitute such options, the Board shall shorten each Offering Period in progress and establish a Special Purchase Date upon which the accrued payroll deductions of each Participant who does not elect to withdraw his or her payroll deductions will be used to purchase whole shares with any remaining cash balance in a Participant’s account being returned to such Participant as soon as administratively practicable following the Special Purchase Date. The price at which each share may be purchased on such Special Purchase Date shall be calculated in accordance with Section 8 above as if “Purchase Date” were replaced by “Special Purchase Date”.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; provided, that the price per share of Common Stock shall not be reduced below its par value per share.

     15. Nonassignability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. Reports. Individual accounts will be maintained for each Participant in this Plan. Each Participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and any cash remaining in the Participant’s account after the shares are purchased.

     17. Notice of Disposition. Effective January 1, 2003, in order that the Company may properly report the compensation attributable to a Participant’s disposition of shares purchased under this Plan, the Company may require Participants to keep shares purchased under this Plan in an account established with a broker dealer approved by the Company until the Participant sells, gifts or transfers such shares by descent or distribution. Prior to such Offering Period, each Participant may be required to notify the Company if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

Intuit Inc.
1996 Employee Stock Purchase Plan

     18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee’s employment.

     19. Equal Rights And Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Term; Stockholder Approval. This Plan became effective October 7, 1996, the date on which it was adopted by the Board and was approved by the stockholders of the Company, in a manner permitted by applicable corporate law, within twelve (12) months after the date this Plan was adopted by the Board. No purchase of shares pursuant to this Plan occurred prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22. Death of a Participant.

          (a) Effective with the Offering Period commencing December 16, 2001 and ending with the Purchase Date of the first six-month Accrual Period in the Offering Period commencing December 16, 2002, in the event of a Participant’s death, payroll deductions in his or her account shall, in accordance with Section 12(a) above, and the Participant’s will or the laws of descent and distribution to the extent consistent with this Plan, either (i) purchase Shares on the next Purchase Date in accordance with Section 12(a); or (ii) be refunded to the Participant’s legal representative in accordance with Section 9(f). Effective immediately following the first Purchase Date of the Offering Period commencing December 16, 2002 and for subsequent Offering Periods in the event of a Participant’s death, payroll deductions in his or her account shall be refunded to the Participant’s legal representative in accordance with Section 9(f). Any shares purchased under the Plan on behalf of a Participant are to be treated in accordance with the Participant’s will or the laws of descent and distribution.

          (b) Prior to the Offering Period commencing December 16, 2001, a Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date.) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such shares or cash to the executor or

Intuit Inc.
1996 Employee Stock Purchase Plan

administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

     25. Amendment or Termination of this Plan. The Committee may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any Participant. Notwithstanding the foregoing, the Board must make any amendment that would:

          (a) increase the number of shares that may be issued under this Plan;

          (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

          (c) constitute an amendment for which stockholder approval is required by any stock exchange or automated quotation system upon which the shares may then be listed.

Each such amendment, except for an amendment under Section 25(b) above, requires stockholder approval of the Company to be obtained. Such stockholder approval must be obtained, in a manner permitted by applicable corporate law, within twelve (12) months of the adoption of such amendment by the Board.

Notwithstanding the prohibition against affecting options previously granted under this Plan, this Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change in the generally accepted accounting rules or interpretations thereof that are applicable to this Plan.

     26. Definitions.

(a)	“Board” means the Board of Directors of the Company.

(b)	“Code” means the Internal Revenue Code of 1986, as amended.

Intuit Inc.
1996 Employee Stock Purchase Plan

(c)	“Committee” means a committee appointed by the Board. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors. If no Committee has been established references to the “Committee” shall mean the Board.

(d)	“Company” means Intuit Inc., a Delaware corporation.

(e)	“Fair Market Value” means as of any date, the value of a share of the Company’s Common Stock determined as follows:

(i) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(ii) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market or listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

(iv) if none of the foregoing is applicable, by the Board in good faith.

(f)	“Maximum Share Amount” means the maximum number of shares which may be purchased by any employee at any single Purchase Date.

(g)	“Notice Period” is the period beginning two (2) years from the Offering Date and one (1) year from the Purchase Date on which such shares were purchase.

(h)	“Offering Date” is the first business day of each Offering Period.

(i)	“Offering Period” means through the Offering Period commencing June 16, 2002, a twelve-month period containing two six-month Accrual Periods. Effective with the Offering Period commencing June 16, 2003, Offering Period means a twelve-month period containing four three-month Accrual Periods. The transitional Offering Period commencing December 16, 2002 shall be a twelve-month period containing one six-month Accrual Period and two three-month Accrual Periods. Effective prior to June 16, 2001, the Offering Period was six-months in length and contained one six-month Accrual Period.

(j)	“Outside Directors” means outside directors within the meaning of Code Section 162(m)

Intuit Inc.
1996 Employee Stock Purchase Plan

(k)	“Participating Subsidiaries” means Subsidiaries that have been designated by the Board from time to time as eligible to participate in this Plan,

(l)	“Plan” means this Intuit Inc. 1996 Employee Stock Purchase Plan, as amended from time to time.

(m)	"Parent Corporation” and "Subsidiary” (collectively, "Subsidiaries") shall have the same meanings as “parent corporation” and “subsidiary corporation” in Code Sections 424(e) and 424(f)

(n)	“Participant” means an employee who meets the eligibility requirements of Section 4 above and timely enrolls in the Plan in accordance with Section 6 above.

(o)	“Purchase Date” is the last business day of each Accrual Period.

(p)	“Accrual Period” means prior to June 16, 2003, a six-month period during which payroll deductions are accumulated and effective June 16, 2003 means, a three-month period during which payroll deductions are accumulated.

(q)	“Reserves” means (i) the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and (ii) the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option.

INTUIT INC.

1996 DIRECTORS STOCK OPTION PLAN

As Adopted by the Board on October 7, 1996
and Approved by Stockholders on November 25, 1996
As Most Recently Amended by the Board on October 9, 2002

     1. Purpose. This 1996 Directors Stock Option Plan (this “Plan”) is established to provide equity incentives for non-employee members of the Board of Directors of Intuit Inc. (the “Company”), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. Adoption and Stockholder Approval. This Plan became effective on October 7, 1996, (the “Effective Date”), the date on which it was adopted by the Board of Directors of the Company (the “Board”) and was approved by the stockholders of the Company, consistent with applicable laws on November 25, 1996. The amendments to the Plan that were approved by the Board on October 9, 2002 are subject to stockholder approval and become effective on the date on which they are approved by the Company’s stockholders (the “Amendment Approval Date”). No stock option that is granted as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such options granted pursuant to such increase shall terminate if such stockholder approval is not obtained.

     3. Types of Options and Shares. Options granted under this Plan (“Options”) shall be non-qualified stock options. The shares of stock that may be purchased upon exercise of Options granted under this Plan are shares of the Common Stock of the Company (the “Shares”).

     4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 1,050,000 Shares, subject to adjustment as provided in Section 11 of this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

     5. Administration. This Plan shall be administered by the Board. The interpretation by the Board of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

Intuit Inc.
1996 Directors Stock Option Plan

     6. Eligibility and Award Formula.

          6.1 Eligibility. Options shall be granted only to directors of the Company who are not current or former employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as a “Non-Employee Director”).

          6.2 Initial Grant. Each Non-Employee Director who first becomes a member of the Board will automatically be granted an Option for 45,000 Shares (each such Option referred to as the “Initial Grant”).

          6.3 Succeeding Grants. On each anniversary of an Initial Grant, each Non-Employee Director will automatically be granted an Option for 15,000 Shares (each such Option referred to as a “Succeeding Grant”).

          6.4 Audit Committee Grants. Each Non-Employee Director who is appointed as a new member to the Audit Committee after the Amendment Approval Date will automatically be granted an Option for 5,000 shares on the day he or she is appointed. On each anniversary of a Non-Employee Director’s first Option grant pursuant to this Section 6.4 on which the Non-Employee Director is a member of the Audit Committee, the Non-Employee Director will automatically be granted another 5,000 share Option (each such Option referred to as an “Audit Committee Grant”).

          6.5 Compensation Committee Grants. Each Non-Employee Director who is appointed as a new member to the Compensation Committee after the Amendment Approval Date will automatically be granted an Option for 5,000 shares on the day he or she is appointed. On each anniversary of a Non-Employee Director’s first Option grant pursuant to this Section 6.5 on which the Non-Employee Director is a member of the Compensation Committee, the Non-Employee Director will automatically be granted another 5,000 share Option (each such Option referred to as a “Compensation Committee Grant”).

          6.6 Nominating & Governance Committee Grants. On the Amendment Approval Date, each member of the Nominating & Governance Committee will automatically be granted an Option for 5,000 Shares. Each Non-Employee Director who is appointed as a new member to the Nominating & Governance Committee after the Amendment Approval Date will automatically be granted an Option for 5,000 shares on the day he or she is appointed. On each anniversary of a Non-Employee Director’s first Option grant pursuant to this Section 6.6 on which the Non-Employee Director is a member of the Nominating & Governance Committee, the Non-Employee Director will automatically be granted another 5,000 share Option (each such Option referred to as a “Nominating & Governance Committee Grant”).

     7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

          7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Non-Employee Director) as the Board or its delegees shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

          7.2 Vesting.

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Intuit Inc.
1996 Directors Stock Option Plan

               (a) Options granted prior to February 19, 1999 shall become exercisable as they vest according to the following vesting schedule: each Initial Grant and Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon the first anniversary of the date such Option is granted and an additional 2.0833% of the Shares each month thereafter, so long as the Non-Employee Director continuously remains a director or a consultant of the Company.

               (b) Options granted under this Plan on or after February 19, 1999 but prior to November 30, 1999 shall be fully vested and exercisable on the date of grant.

               (c) Initial Grants and Succeeding Grants granted on or after November 30, 1999 shall become exercisable as they vest according to the following vesting schedule: (i) each Initial Grant will vest as to 25% of the Shares upon the first anniversary of the date such Option is granted and an additional 2.0833% of the Shares each month thereafter and become fully vested on the fourth anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director or a consultant of the Company, (ii) each Succeeding Grant will vest as to 50% of the Shares upon the first anniversary of the date such Option is granted and an additional 4.1666% of the Shares each month thereafter and become fully vested on the second anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director or a consultant of the Company.

               (d) Each Audit Committee Grant, each Compensation Committee Grant and each Nominating & Governance Committee Grant shall become exercisable as it vests as to 8.333% of the Shares each month following the date of grant and become fully vested on the first anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director or a consultant of the Company.

               (e) Any Option granted to an Non-Employee Director will vest as to 100% of the Shares subject to such Option, if the Non-Employee Director ceases to be a member of the Board or a consultant of the Company due to “total disability” or death (or his or her death occurs within three months of the Termination Date). For purposes of this Section 7.2(e), “total disability” shall mean: (A) (i) for so long as such definition is used for purposes of the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan, that the Non-Employee Director is unable to perform each of the material duties of any gainful occupation for which the Non-Employee Director is or becomes reasonably fitted by training, education or experience and which total disability is in fact preventing the Non-Employee Director from engaging in any employment or occupation for wage or profit; or, (ii) if such definition has changed, such other definition of “total disability” as determined under the Company’s group life insurance and accidental death and dismemberment plan or group long term disability plan; and (B) the Company shall have received from the Non-Employee Director’s primary physician a certification that the Non-Employee Director’s total disability is likely to be permanent.

          7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares at the time that the Option is granted.

          7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its date of grant (the “Expiration Date”). The Option shall expire when the Non-Employee Director ceases to be a member of the Board or a consultant of the Company. The date on which the Non-Employee Director ceases to be a member of the Board or a consultant of the Company shall be referred to as the “Termination Date.” An Option may be exercised after the Termination Date only as set forth below:

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Intuit Inc.
1996 Directors Stock Option Plan

               (a) Termination Generally. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company for any reason except death or disability, then each Option to the extent then vested (as determined by Section 7.2 of this Plan) then held by such Non-Employee Director may be exercised by the Non-Employee Director within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

               (b) Death or Disability. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company because of the death of the Non-Employee Director or the disability of the Non-Employee Director within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), then each Option to the extent then vested (as determined by Section 7.2 of this Plan) then held by such Non-Employee Director may be exercised by the Non-Employee Director (or the Non-Employee Director’s legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

     8. Exercise of Options.

          8.1 Exercise Period. Subject to the provisions of Section 8.5 below, Options granted on or after February 19, 1999 but prior to November 30, 1999 shall be fully vested and exercisable on the date of grant. Options granted prior to February 19, 1999 and Options granted on or after November 30, 1999 shall be exercisable as they vest.

          8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Board or its delegees stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Non-Employee Director’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Non-Employee Director for more than six (6) months (and which have been paid for within the meaning of Securities and Exchange Commission (“SEC”) Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Non-Employee Director in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Non-Employee Director for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Non-Employee Director and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Non-Employee Director irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Non-Employee Director and an NASD Dealer whereby the Non-Employee Director irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

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Intuit Inc.
1996 Directors Stock Option Plan

          8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Non-Employee Director shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

          8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

               (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 below.

               (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws, as they are in effect on the date of exercise.

               (c) The Board may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Non-Employee Director from exercising the full number of Shares as to which the Option is then exercisable.

     9. Nontransferability of Options. During the lifetime of the Non-Employee Director, an Option shall be exercisable only by the Non-Employee Director or by the Non-Employee Director’s guardian or legal representative, unless otherwise permitted by the Board. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     10. Privileges of Stock Ownership. No Non-Employee Director shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Non-Employee Director a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

     11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

     12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Non-Employee Director any right to continue as a director of the Company.

5

Intuit Inc.
1996 Directors Stock Option Plan

     13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

     14. Acceleration of Options Upon Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Non-Employee Directors), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) own less than 50% of the shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

     15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Non-Employee Director); provided, however, that the Board shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or broaden the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Non-Employee Director.

     16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

     17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

          17.1 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          17.2 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

6

Intuit Inc.
1996 Directors Stock Option Plan

          17.3 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          17.4 “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

(d) if none of the foregoing is applicable, by the Board in good faith.

7

INTUIT INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 12, 2002

The undersigned hereby appoints Stephen M. Bennett, Greg J. Santora and Virginia R. Coles, or any of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Intuit Inc. to be held at 8:30 a.m. P.S.T. on December 12, 2002, at Intuit’s offices at 2550 Garcia Avenue, Mountain View, California, and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTUIT. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3, 4, 5 AND 6. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission, and by applicable state laws (including matters that the proxy holders do not know, a reasonable time before this solicitation, are to be presented).

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

INTUIT INC. 2550 GARCIA AVENUE MOUNTAIN VIEW, CA 94043

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Intuit Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Please date, sign and mail your
proxy card back as soon as possible!
Annual Meeting of Stockholders
INTUIT INC.
December 12, 2002
— Please Detach and Mail in the Envelope Provided —

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

INTUIT	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTUIT INC.
The Board of Directors recommends that you vote FOR the election of all nominees for election to the Board of Directors and FOR proposals 2, 3, 4, 5 and 6.

1. ELECTION OF DIRECTORS. Nominees:
01) Stephen M. Bennett 02) Christopher W. Brody 03) William V. Campbell 04) Scott D. Cook	05) L. John Doerr 06) Donna L. Dubinsky 07) Michael R. Hallman 08) Stratton D. Sclavos

For	Withhold	For All	To withhold authority to vote, mark "For All Except" and write
All	All	Except	the nominee's number on the line below.
☐	☐	☐	_____________________________________________

Vote on Proposals

	For	Against	Abstain

2. Approve the amendment of the Intuit Inc. 2002 Equity Incentive Plan to increase the number of shares of Common Stock available under the plan by 4,850,000 shares (from 9,900,000 shares to 14,750,000 shares).	☐	☐	☐
3. Approve the amendment of the Intuit Inc. 1996 Employee Stock Purchase Plan to (1) increase the number of shares of Common Stock available under the plan by 1,100,000 shares (from 3,800,000 shares to 4,900,000 shares), and (2) increase the frequency of new offering periods, and the share purchases in those periods, from two to four per year.	☐	☐	☐
4. Approve the amendment of the Intuit Inc. 1996 Directors Stock Option Plan to (1) increase the number of shares of Common Stock available under the plan by 150,000 shares (from 900,000 shares to 1,050,000 shares), (2) add 5000-share option grants for eligible members of our Nominating Committee, and (3) reduce the annual option grant for eligible Board members from 22,500 shares to 15,000 shares.	☐	☐	☐
5. Approve the adoption of the Intuit Inc. Senior Executive Incentive Plan.	☐	☐	☐
6. Ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal 2003.	☐	☐	☐
7. Transact any other business that is properly presented at the Meeting or any adjournment or postponement of the Meeting.

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a stockholder should give their full title. Please date the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date